As filed with the Securities and Exchange Commission on August 16, 2005

Securities Act File No. 333-126111 / Investment Company Act File No. 811-04700
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
Post-Effective Amendment No.
The Gabelli Equity Trust Inc.
(Exact Name of Registrant as Specified in Charter)
One Corporate Center, Rye, New York 10580-1422
(Address of Principal Executive Offices:
Number, Street, City, State, Zip Code)
(914) 921-5100
(Registrant’s Area Code and Telephone Number)

Bruce N. Alpert
The Gabelli Equity Trust Inc.
One Corporate Center
Rye, New York 10580-1422
(Name and Address of Agent for Service)
with copies to:

Daniel Schloendorn, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036
      Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering Price	Aggregate	Registration
Being Registered	Registered	Per Unit(1)	Offering Price(1)	Fee(2)

Common Stock ($0.001 par value)	2,192,982 shares	$9.12	$20,000,000	$2,354.00

(1)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended, based on the average of the high and low prices of Gabelli Equity Trust Common Stock reported on the New York Stock Exchange on August 12, 2005.

(2)	$1,765.50 was previously wired to the Securities and Exchange Commission account at the Mellon Bank, Pittsburgh, Pennsylvania, in connection with the initial filing of the Registration Statement. An additional $588.50 was wired to the Securities and Exchange Commission’s account in payment of the additional registration fee due in connection with this Pre-Effective Amendment No. 1 to the Registration Statement.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay the effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE GABELLI EQUITY TRUST INC.
CONTENTS OF REGISTRATION STATEMENT
      This Registration Statement contains the following papers and documents:

•	Cover Sheet

•	Contents of Registration Statement

•	Notice of Special Meeting of Shareholders of Sterling Capital Corporation

•	Part A — Proxy Statement/ Prospectus

•	Part B — Statement of Additional Information

•	Part C — Other Information

•	Signature Page

•	Exhibits

PART A
INFORMATION REQUIRED IN THE PROXY STATEMENT/ PROSPECTUS

STERLING CAPITAL CORPORATION
100 Wall Street, 11th Floor
New York, New York 10005
(212) 980-3360
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On September 12, 2005
To the Shareholders of
Sterling Capital Corporation:
      Notice is hereby given that a special meeting (the “Special Meeting”) of shareholders of Sterling Capital Corporation, a New York corporation (“Sterling Capital”), is scheduled to be held at 11:00 a.m., Eastern time, on September 12, 2005, at the offices of Sterling Capital’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, for the following purposes:

1. To approve an Amended and Restated Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets (other than a reserve of $250,000 in cash set aside to pay Sterling Capital’s known and contingent expenses in connection with its dissolution and liquidation) of Sterling Capital to The Gabelli Equity Trust Inc. (the “Equity Trust”) in exchange solely for full shares of common stock of the Equity Trust and cash in lieu of fractional shares of common stock of the Equity Trust, the assumption by the Equity Trust of the Stated Liabilities (as defined herein) of Sterling Capital and the distribution of shares of common stock of the Equity Trust to the shareholders of Sterling Capital, followed by the termination, dissolution and complete liquidation of Sterling Capital; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.
      The enclosed Proxy Statement/ Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganization that you should know before voting.
      The Board of Directors has fixed the close of business on August 22, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting, and only shareholders of record on such date are entitled to so vote.
      Sterling Capital shareholders have the right to dissent from the Reorganization and obtain payment in cash of the fair value of their shares of Sterling Capital common stock under applicable provisions of New York law. In order to exercise dissenters’ rights, shareholders must give written demand for appraisal of their shares before the vote on the Reorganization and must not vote “FOR” the Reorganization. A copy of the New York statutory requirements is included as Exhibit B to the accompanying Proxy Statement/ Prospectus and a summary of the provisions can be found under “Required Vote” in the Proxy Statement/ Prospectus.
      As of June 30, 2005, members of the Scheuer family and Gaymark Associates, a limited partnership indirectly controlled by members of the Scheuer family, owned approximately 83.1% of the outstanding common stock of Sterling Capital. Sterling Capital expects that all of the shares held by members of the Scheuer family and Gaymark Associates will be voted in favor of the Reorganization, in which case the Reorganization will be approved.
      Please execute and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the Special Meeting. If you can attend and vote in person, you are invited to do so; but if not, you are urged to submit the enclosed Proxy with your vote marked thereon. You may revoke your Proxy at any time before it is voted. No postage is required if the Proxy is mailed in the United States.

By Order of the Board of Directors,

Michael Carey
Vice President,
Secretary and Treasurer
New York, New York
August 26, 2005

THE INFORMATION IN THIS PROXY STATEMENT/ PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS
EFFECTIVE. THIS PROXY STATEMENT/ PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION — DATED AUGUST 16, 2005
Acquisition of the Assets of
STERLING CAPITAL CORPORATION
100 Wall Street, 11th Floor
New York, New York 10005
(212) 980-3360
By
THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, New York 10580-1422
(914) 921-5100
PROXY STATEMENT/ PROSPECTUS
       This Proxy Statement/ Prospectus is being furnished to shareholders of Sterling Capital Corporation (“Sterling Capital”) for use at the Special Meeting of Shareholders of Sterling Capital to be held on September 12, 2005 at 11:00 a.m., Eastern time, and at any and all postponements or adjournments thereof (the “Special Meeting”). The Special Meeting will be held at the offices of Sterling Capital’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036. The approximate mailing date of this Proxy Statement/ Prospectus is August 26, 2005.
      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/ PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY STERLING CAPITAL OR THE GABELLI EQUITY TRUST INC.
      Purpose of the Special Meeting. At the Special Meeting, shareholders of Sterling Capital will be asked to approve an Amended and Restated Agreement and Plan of Reorganization dated as of August 16, 2005 (the “Agreement”) providing for (a) the transfer of all or substantially all of the assets of Sterling Capital (other than a reserve of $250,000 in cash set aside to pay Sterling Capital’s known and contingent expenses in connection with its dissolution and liquidation, referred to herein as the “Reserve”) to The Gabelli Equity Trust Inc. (the “Equity Trust”) in exchange solely for shares of Equity Trust common stock (the “Equity Trust Common Stock”) and cash in lieu of fractional shares of Equity Trust Common Stock, (b) the assumption by the Equity Trust of the Stated Liabilities (as defined herein) of Sterling Capital, and (c) the distribution of Equity Trust Common Stock to the Sterling Capital shareholders, followed by the termination, dissolution and complete liquidation of Sterling Capital (the “Reorganization”).
      If approved by shareholders of Sterling Capital at the Special Meeting, and as a result of the Reorganization, each Sterling Capital shareholder will become a stockholder of the Equity Trust and will receive that number of shares of Equity Trust Common Stock (plus cash in lieu of fractional shares) having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of common stock of Sterling Capital (the “Sterling Capital Shares”) as of the close of business on the closing date of the

Reorganization (as reduced by the shareholder’s pro rata share of the Reserve); provided, however, that if the average closing price of Equity Trust Common Stock on the New York Stock Exchange (the “NYSE”) for the 20 business days prior to the date of the Reorganization exceeds the net asset value per share of Equity Trust Common Stock on the date of the Reorganization, the number of shares of Equity Trust Common Stock to be issued to Sterling Capital shall be computed by dividing (i) the aggregate value of Sterling Capital’s assets, net of Sterling Capital’s Stated Liabilities (as defined herein) and the Reserve by (ii) the lower of (x) the average of such closing prices for the 20 business days prior to the date of the Reorganization and (y) 103% of the net asset value per share of Equity Trust Common Stock as determined by the Equity Trust on the date of the Reorganization (the “Alternative Value”). Because shares of Equity Trust Common Stock recently have been trading at a premium to its net asset value, if the Reorganization had been effected on June 30, 2005, the number of shares of Equity Trust Common Stock to be distributed to Sterling Capital shareholders would have been calculated according to the Alternative Value. However, there can be no guarantee that Equity Trust Common Stock will continue to trade at a premium or will be trading at a premium on the date of the Reorganization.
      Sterling Capital shareholders will not receive any fractional shares of Equity Trust Common Stock as part of the Reorganization. In lieu thereof, Sterling Capital will receive from the Equity Trust for distribution to its shareholders cash in an amount equal to the aggregate net asset value of the fractional shares of Equity Trust Common Stock otherwise distributable to Sterling Capital shareholders. The cash to be distributed in lieu of fractional shares will be calculated on the same basis as the formula to be used to calculate the number of full shares.
      It is expected that Sterling Capital shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganization, except with respect to any cash proceeds distributed in lieu of fractional shares of Equity Trust Common Stock. Sterling Capital shareholders will be treated for federal income tax purposes as if they received fractional share interests and then sold such interests for cash.
      As of June 30, 2005, members of the Scheuer family and Gaymark Associates, a limited partnership indirectly controlled by members of the Scheuer family, owned approximately 83.1% of the outstanding common stock of Sterling Capital. Sterling Capital expects that all of the shares held by members of the Scheuer family and Gaymark Associates will be voted in favor of the Reorganization, in which case the Reorganization will be approved.
      Information About the Equity Trust and Sterling Capital. The Equity Trust and Sterling Capital are closed-end management investment companies with similar investment objectives. The Equity Trust has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Equity Trust invests primarily in equity securities, including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Sterling Capital’s investment objective is long-term capital growth. Sterling Capital pursues this objective by generally investing directly or indirectly in equity securities which it believes to offer attractive investment opportunities.
      The Equity Trust is non-diversified for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the Equity Trust may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. The Equity Trust is required to comply with the diversification standards of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies, under which, with respect to 50% of its assets, it may not invest more than 5% of its assets in the securities of a single issuer. As a diversified investment company under the 1940 Act, Sterling Capital is subject to this limitation with respect to 75% of its assets.
      Unlike Sterling Capital, which has only common shares outstanding, the Equity Trust has issued several series of preferred stock in addition to its Common Stock, which presents the risks of leverage. The use of leverage generally increases the volatility of returns to the Equity Trust. Also, if the Equity Trust is utilizing leverage, a decline in net asset value could affect the ability of the Equity Trust to make distribution payments on its Common Stock. Under the Equity Trust’s charter and the 1940 Act, holders of its outstanding preferred stock, voting as a separate class, are entitled to elect two Directors of the Equity Trust, and holders of its outstanding Common Stock and preferred stock, voting together as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Equity Trust’s charter and by-laws. The holders of the Equity Trust’s outstanding preferred stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on its preferred stock are in arrears for two full years. No dividend arrearages exist at this time. See “Comparison of the Organizational Structure of the Equity Trust and Sterling Capital — the Equity Trust — Voting Rights of Common Stock and Preferred Stock” and “Anti-Takeover Provisions of the Charter and By-Laws,” for additional information concerning the voting rights of the preferred stock.
      The terms and conditions of the Reorganization are more fully described in this Proxy Statement/Prospectus and in the Agreement, a copy of which is attached as Exhibit A.
      This Proxy Statement/ Prospectus serves as a prospectus for shares of Equity Trust Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of Equity Trust Common Stock in the Reorganization.
      You should retain this Proxy Statement/ Prospectus for future reference as it sets forth concisely information about the Equity Trust and Sterling Capital that you should know before voting on the proposal described below.
      A Statement of Additional Information, which is referred to in this Proxy Statement/ Prospectus as the “SAI,” dated August 16, 2005, and which contains additional information about the Reorganization and the Equity Trust, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Proxy Statement/ Prospectus. Copies of the SAI are available upon request, without charge, by calling 800-GABELLI (800-422-3554). You may also submit your request in writing to The Gabelli Equity Trust Inc., One Corporate Center, Rye, NY 10580-1422. If you should have any questions regarding the proxy material or how to execute your vote, you may call Michael Carey at 212-980-3360 or 800-949-3456. Sterling Capital has provided the information included in this Proxy Statement/ Prospectus relating to it. The Equity Trust has provided the information included in this Proxy Statement/ Prospectus relating to it.
The date of this Proxy Statement/ Prospectus is August 16, 2005.

(i)

GENERAL
      This Proxy Statement/ Prospectus is furnished to the shareholders of Sterling Capital in connection with the solicitation of proxies on behalf of the Board of Directors of Sterling Capital for use at the Special Meeting. The mailing address for Sterling Capital is 100 Wall Street, 11th Floor, New York, New York, 10005. The mailing address for the Equity Trust is One Corporate Center, Rye, New York 10580-1422.
      This Proxy Statement/Prospectus, the Notice of Special Meeting of Shareholders and the proxy card(s) are first being mailed to shareholders on or about August 26, 2005 or as soon as practicable thereafter. Any shareholder who gives a proxy has the power to revoke the proxy either:

•	by mail, addressed to the Secretary of Sterling Capital, at Sterling Capital’s mailing address above, or

•	in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to Sterling Capital.
      All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement/Prospectus, and in accordance with the judgment of the persons named as proxies on other matters that may properly come before the Special Meeting.
      Shareholders of Sterling Capital will be asked to vote on a proposal to approve the Agreement, which provides for the transfer of all or substantially all of the assets (other than the Reserve, as defined herein) of Sterling Capital in exchange solely for full shares of Equity Trust Common Stock and cash in lieu of fractional shares of Equity Trust Common Stock.
      The presence, either in person or by proxy, of the holders of one-third of the total number of outstanding shares of common stock entitled to vote at a meeting of Sterling Capital will constitute a quorum for the transaction of business by Sterling Capital. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker “non-votes” will be treated as shares that are present. Broker non-votes are proxies received by Sterling Capital from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Abstentions and broker non-votes will have the effect of a “no” vote on Proposal 1. Therefore, shareholders are urged to forward their voting instructions promptly.
      Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, or personal interviews conducted by directors, officers or employees of Sterling Capital, the Equity Trust, or Gabelli Funds, LLC, the Equity Trust’s investment adviser (“Gabelli Funds”). Each of Sterling Capital and the Equity Trust will pay its own expenses incurred in connection with the Reorganization, except that each of Sterling Capital and Gabelli Funds will pay 50% of the reasonable and documented expenses of printing and mailing proxy statements and proxy cards to Sterling Capital shareholders. See “Synopsis — Expenses of the Reorganization.”
      Only shareholders of record of Sterling Capital at the close of business on August 22, 2005 (the “Record Date”) are entitled to vote. Each outstanding share of Sterling Capital is entitled to one vote on all matters voted upon at the Special Meeting. As of August 22, 2005, there were 2,500,000 shares of common stock of Sterling Capital outstanding.
      Each of Sterling Capital and the Equity Trust provides periodic reports to its shareholders. These reports highlight relevant information, including investment results and a list of portfolio holdings for each entity. Sterling Capital and the Equity Trust have previously furnished their respective annual reports containing audited financial statements for the year ended December 31, 2004. You may receive a copy of the most recent annual reports for Sterling Capital or the Equity Trust and a copy of any more recent interim report, without charge, by calling 800-949-3456 and 800-GABELLI (800-422-3554) for Sterling Capital’s and the Equity Trust’s reports, respectively.
      The Board of Directors of Sterling Capital knows of no business other than the proposal described above which will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

PROPOSAL 1:     APPROVAL OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION
      The Board of Directors of Sterling Capital, including a majority of the Directors of Sterling Capital who are not “interested persons” of Sterling Capital (the “Non-Interested Directors”), at meetings held on October 5, 2004 and March 28, April 25 and May 16, 2005:

•	determined that the proposed Reorganization is in the best interests of Sterling Capital and its shareholders,

•	approved the Agreement, and

•	recommended that the Agreement be approved by the shareholders of Sterling Capital.
      For more information about the Reorganization, see “Information About the Reorganization.”
      The Agreement is subject to the approval of the shareholders of Sterling Capital and the satisfaction or waiver of certain other conditions.
      A copy of the Agreement is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Agreement included in this Proxy Statement/Prospectus is qualified in its entirety by reference to Exhibit A.
      The following provides a more detailed discussion about the proposed Reorganization, Sterling Capital and the Equity Trust and additional information that you may find helpful in deciding how to vote on the Agreement.
SYNOPSIS
      This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Agreement. Shareholders of Sterling Capital should read this entire Proxy Statement/Prospectus carefully.
      The Proposed Reorganization. Each of the Boards of Directors of the Equity Trust and Sterling Capital, including a majority of the Non-Interested Directors of each Fund, have approved the Agreement. The Agreement provides for a reorganization of Sterling Capital whereby the Equity Trust will acquire all or substantially all of the assets of Sterling Capital, other than the Reserve, and assume all of the accrued and unpaid liabilities of Sterling Capital set forth in Sterling Capital’s statement of assets and liabilities (the “Stated Liabilities”), solely in exchange for full shares of Equity Trust Common Stock and cash in lieu of fractional shares of Equity Trust Common Stock. The full shares of Equity Trust Common Stock and cash in lieu of fractional shares will be distributed by Sterling Capital to its shareholders in liquidation of Sterling Capital and Sterling Capital will subsequently dissolve. If approved by the shareholders of Sterling Capital, the Reorganization is expected to be consummated promptly after the Meeting.
      If the Reorganization is approved by shareholders of Sterling Capital, as a result of the Reorganization each shareholder of Sterling Capital will become an Equity Trust stockholder and will receive, on the date of the Reorganization, that number of full shares of Equity Trust Common Stock (plus cash in lieu of fractional shares) having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of common stock of Sterling Capital as of the close of business on the date of the Reorganization (as reduced by the shareholder’s pro rata share of the Reserve). However, if the average closing price of Equity Trust Common Stock on the NYSE for the 20 business days prior to the date of the Reorganization exceeds the net asset value per share of Equity Trust Common Stock on the date of the Reorganization, the number of shares of Equity Trust Common Stock to be issued to Sterling Capital shall be computed by dividing (i) the aggregate value of Sterling Capital’s assets, net of Sterling Capital’s Stated Liabilities and the Reserve on the date of the Reorganization by (ii) the lower of (x) the average of such closing prices for the 20 business days prior to the date of the Reorganization and (y) 103% of the net asset value per share of Equity Trust Common Stock as determined by the Equity Trust on the date of the Reorganization (the “Alternative Value”). As of June 30, 2005, the closing price of Equity Trust Common Stock on the NYSE was $8.98, which represents a premium of 7.16% to its net asset value per share of $8.38 on such date. Equity Trust Common Stock has generally traded at a premium to its net asset value since February 2001. If the Reorganization had been effected on June 30, 2005, the number of shares of Equity Trust Common Stock to be distributed to Sterling Capital shareholders would have been calculated according to the Alternative Value. However, there can be no guarantee that Equity Trust Common Stock will continue to trade at a premium or will be trading at a premium on the date of the Reorganization. The cash to be distributed in lieu of fractional shares will be calculated on the same basis as the formula to be used to calculate the number of full shares. The Reorganization will be effective five business days after each of the conditions to the Reorganization has been satisfied or at such other time and date as fixed by the mutual consent of the parties (the “Effective Date”).
      The Board of Directors of Sterling Capital recommends approval of the Reorganization. If the Reorganization is not approved, Sterling Capital will continue as a separate investment company, and the Board of Directors of Sterling Capital will consider such other alternatives it determines to be in the best interests of its shareholders.
      As of June 30, 2005, members of the Scheuer family and Gaymark Associates, a limited partnership indirectly controlled by members of the Scheuer family, owned approximately 83.1% of the outstanding common stock of Sterling Capital. Sterling Capital expects that all of the shares held by members of the Scheuer family and Gaymark Associates will be voted in favor of the Reorganization, in which case the Reorganization will be approved.
      Form of Organization. Both Funds are closed-end management investment companies registered under the 1940 Act. The Equity Trust was organized as a Maryland corporation on May 20, 1986, and Sterling Capital was organized as a New York corporation on August 4, 1967. The business and affairs of the Funds are managed under the direction of their respective Boards of Directors. The Equity Trust is managed by Gabelli Funds, LLC (“Gabelli Funds”), its investment adviser. Sterling Capital operates as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. Equity Trust Common Stock trades on the NYSE under the symbol “GAB.” Sterling Capital’s common stock trades on the American Stock Exchange (the “AMEX”) under the symbol “SPR.”
      The Equity Trust is non-diversified for purposes of the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the Equity Trust may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. The Equity Trust is required to comply with the diversification standards of the Code applicable to regulated investment companies, under which, with respect to 50% of its assets, it may not invest more than 5% of its assets in the securities of a single issuer. As a diversified investment company under the 1940 Act, Sterling Capital is subject to this limitation with respect to 75% of its assets.
Investment Objectives and Policies
      The Equity Trust. The Equity Trust’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by Gabelli Funds. Income is the secondary investment objective. The Equity Trust’s investment objectives may be changed only by vote of a majority of its outstanding voting securities, as defined in the 1940 Act, and by a majority, as defined in the 1940 Act, of its outstanding preferred stock, voting separately as a single class.
      Sterling Capital. Sterling Capital’s investment objective is long-term capital growth. Sterling Capital’s investment objective can be changed with the approval of a majority of its directors. Sterling Capital pursues its investment objective by generally investing directly or indirectly in equity securities which it believes to offer attractive investment opportunities.

      Comparison of Investment Objectives and Policies. Each of the Equity Trust and Sterling Capital has an investment objective of long-term capital growth; however, they employ different strategies in pursuing that objective. In addition, the Equity Trust seeks income as a secondary objective, while Sterling Capital does not. A key difference between the Funds’ investment strategies is that the Equity Trust uses leverage, while Sterling Capital does not. The Equity Trust’s use of leverage creates special risks not associated with unleveraged funds having similar investment objectives and policies, such as Sterling Capital. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Equity Trust and the asset coverage. See “Comparison of Investment Objectives and Policies — Leveraging” and “Risk Factors and Special Considerations — Leverage Risk.”
      If the Reorganization is approved, it is expected that any of Sterling Capital’s holdings that are not compatible with the Equity Trust’s investment objective, policies and restrictions will be liquidated in an orderly manner, and the proceeds of these sales will be reinvested in securities that are consistent with the Equity Trust’s investment objective, policies and restrictions. The need for Sterling Capital to dispose of investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its incurring transaction costs that it would not otherwise have incurred.
Investment Adviser and Fee Information
      Sterling Capital. Sterling Capital operates as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. For the fiscal year ended December 31, 2004, Sterling Capital’s total expense ratio (the ratio of total annual operating expenses to average net assets, net of fee waivers (if any) and including taxes) was 2.60%.
      The Equity Trust. Gabelli Funds, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Equity Trust. Gabelli Funds provides a continuous investment program for the Equity Trust’s portfolio and oversees the administration of all aspects of the Equity Trust’s business and affairs. For its services, Gabelli Funds receives an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Equity Trust’s average weekly net assets plus the liquidation value of its outstanding preferred stock. Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of Equity Trust Common Stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock. The Equity Trust’s total return on the net asset value of its Common Stock is monitored on a monthly basis to assess whether the total return on the net asset value of the Common Stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Equity Trust will accrue for the management fee on those assets during the fiscal year if it appears probable that the Equity Trust will incur the additional management fee on those assets. For the year ended December 31, 2004, the Equity Trust’s total return on the net asset value of its Common Stock exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred stock, and thus management fees were accrued on those assets. For the year ended December 31, 2004, Gabelli Funds earned $15,167,775 for advisory services. For the six months ended June 30, 2005, the Equity Trust’s total return on the net asset value of the Common Stock did not exceed the stated dividend rates or net swap expense of all outstanding preferred stock. Thus, management fees with respect to the liquidation value of the preferred stock assets in the amount of $2,076,504 were not accrued.
      PFPC Inc. (“PFPC”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Equity Trust’s sub-administrator. For these services and the related expenses borne by PFPC, Gabelli Funds (not the Equity Trust) pays a prorated monthly fee at the annual rate of .0275% of the first $10 billion of the aggregate average net assets of the Equity Trust and all other funds advised by Gabelli Funds and administered by PFPC, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion.
      For the fiscal year ended December 31, 2004, the Equity Trust’s total expense ratio to average net assets attributable to Common Stock was 1.57%, and is currently 1.20% on an annualized basis based on operating expenses for the first six months of fiscal year 2005. The difference between the total expense ratio for the 2004 fiscal year and the first six months of fiscal 2005 is that the expense ratio for the 2004 fiscal year includes the advisory fee accrued on assets attributable to the Equity Trust’s outstanding shares of preferred stock, while the expense ratio for the 2005 fiscal period does not. Accordingly, any advisory fees reduced may be recouped during the fiscal year.
      The expense ratio of the Equity Trust, assuming the Reorganization was consummated on June 30, 2005 and advisory fees were accrued on assets attributable to the Equity Trust’s outstanding shares of preferred stock, would have been estimated to be approximately 1.57% after giving effect to the Reorganization. The actual expense ratios for the Equity Trust for the current and future fiscal years, if the Reorganization occurs, may be higher or lower than this projection and depend upon the Equity Trust’s investment performance, general stock market and economic conditions, net asset levels, stock price and other factors.
      See “Expense Table” below for the current expenses of each Fund and pro forma expenses following the Reorganization.
      Federal Income Tax Consequences of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that none of Sterling Capital, the Equity Trust or the shareholders of either Fund will recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization, except with respect to cash received in lieu of fractional shares of Equity Trust Common Stock by shareholders of Sterling Capital. For more information about the tax consequences of the Reorganization, see “Information About the Reorganization — Tax Considerations.”
      Discount from Net Asset Value. Shares of closed-end funds often trade at a market price that is less than the value of the shares’ net assets. The possibility that shares of the Equity Trust will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Equity Trust’s net asset value will decrease. The Equity Trust’s shares have traded in the market for periods of time above and below net asset value, and recently have traded generally at a premium to net asset value. As of December 31, 2004, Equity Trust Common Stock traded at a price of $9.02, representing a premium of 3.80% to its net asset value of $8.69. As of June 30, 2005, Equity Trust Common Stock traded at a price of $8.98, representing a premium of 7.16% to its net asset value per share of $8.38. There can be no assurance that Equity Trust Common Stock will continue to trade at a premium before or after the Reorganization.
      The shares of Sterling Capital generally have traded at a discount to net asset value over the last five years. As of December 31, 2004, shares of Sterling Capital traded at a price of $5.70, representing a discount of 23.69% to its net asset value of $7.47. As of June 30, 2005, which was after announcement of the Reorganization, shares of Sterling Capital traded at a price of $7.00, representing a discount of 3.98% to its net asset value of $7.29.
      Disparity in Sterling Capital and Equity Trust Market Levels. Sterling Capital’s shares currently are trading at a discount to net asset value, while the Equity Trust’s shares have been trading at a premium. Under the Agreement, if the average closing price of Equity Trust Common Stock on the NYSE for the 20 business days prior to the Effective Date of the Reorganization exceeds the net asset value per share of Equity Trust Common Stock on the Effective Date, the number of shares of Equity Trust Common Stock to be issued to Sterling Capital shall be computed by dividing (i) the aggregate value of Sterling Capital’s assets, net of Sterling Capital’s Stated Liabilities and the Reserve on the Effective Date by (ii) the lower of (x) the average of such closing prices for the 20 business days prior to the date of the Reorganization and (y) 103% of the net asset value per share of Equity Trust Common Stock computed on the Effective Date (the “Alternative Value”). The cash to be distributed in lieu of fractional shares will be calculated on the same basis as the formula to be used to calculate the number of full shares. There can be no assurance that the value of the shares of Equity Trust Common Stock to be issued in the Reorganization will be valued according to the Alternative Value.
      Expenses of the Reorganization. Each Fund will bear its own legal, accounting and state securities or blue sky fees (if any), consulting fees, proxy solicitation fees, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. Each of Sterling Capital and Gabelli Funds will bear one-half of the reasonable and documented expenses of printing and mailing the proxy statements and proxy cards to Sterling Capital shareholders. The expenses of the Reorganization are expected to be $100,000 for Sterling Capital and, assuming its consummation, are expected to result in a reduction of approximately $0.04 in Sterling Capital’s net asset value per share. Such expenses are nondeductible for tax purposes for both Sterling Capital and the Equity Trust.
      Summary of Fund Expenses. The purpose of the following table is to help shareholders of Sterling Capital understand the fees and expenses that they currently bear as a Sterling Capital shareholder and what they would bear, directly or indirectly, as a holder of Equity Trust Common Stock if the Reorganization is consummated. For the Equity Trust, the table shows expenses as a percentage of net assets attributable to the Equity Trust Common Stock.
EXPENSE TABLE

			Pro Forma
	Sterling Capital	The Equity Trust	Post-Reorganization(1)

SHAREHOLDER TRANSACTION EXPENSES
Voluntary Cash Purchase Plan Purchase Fees	N/A	$0.75 per transaction plus pro rata share of brokerage commissions	$0.75 per transaction plus pro rata share of brokerage commissions
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan Sales Fees	N/A	$2.50 per transaction plus pro rata share of brokerage commissions	$2.50 per transaction plus pro rata share of brokerage commissions
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHARES)(2)
Management Fees(3)	N/A	1.36%	1.36%
Other Expenses	2.60%	0.21%	0.21%
Total Annual Fund Operating Expenses	2.60%	1.57%	1.57%

(1)	The Equity Trust is the “accounting survivor,” meaning that the entity surviving the Reorganization will have substantially the same attributes as the Equity Trust in terms of portfolio management, portfolio composition, investment objective, policies and restrictions and expenses.

(2)	The percentages in the above table expressing annual fund operating expenses are based on Sterling Capital’s and the Equity Trust’s operating expenses for the year ended December 31, 2004. “Other Expenses” include, but are not limited to, fees for shareholder services, custody, legal and accounting services, auditing and tax reporting fees, directors’ fees, printing costs, the costs involved in communication with shareholders and the costs of regulatory compliance, maintaining corporate existence and the listing of the shares of common stock on the NYSE or the AMEX, as the case may be.

(3)	Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of Equity Trust Common Stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of cumulative preferred stock. The Equity Trust’s total return on the net asset value of Common Stock is monitored on a monthly basis to assess whether the total return on the net asset value of the Common Stock exceeds the stated dividend rate or corresponding swap rate of each particular series of cumulative preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Equity Trust will accrue for the management fee on these assets during the fiscal year if it appears probable that the Equity Trust will incur the additional management fee on those assets. For the year ended December 31, 2004, the Equity Trust’s total return on the net asset value of the Common Stock exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred stock. Thus management fees were accrued on those assets. For the six months ended June 30, 2005, the Equity Trust’s total return on the net asset value of the Common Stock did not exceed the stated dividend rates or net swap expense of all outstanding preferred stock. Thus, management fees with respect to the liquidation value of the preferred stock assets in the amount of $2,076,504 were not accrued. The management fees for the pro forma post-reorganization assume the accrual of the management fees with respect to the liquidation value of the preferred stock assets.
      Example. The purpose of the following example is to help Sterling Capital shareholders understand the costs and expenses they currently bear as an investor in Sterling Capital and what they would bear as a stockholder in the Equity Trust if the Reorganization is consummated. This example is based on the level of total annual operating expenses for each of Sterling Capital and the Equity Trust relating to a $1,000 investment in such Fund, and assumes a 5% annual return and reinvestment of all dividends and distributions.
      Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. SEC regulations require the example to assume a 5% annual return, but actual annual returns may vary.

		The Equity	Pro Forma
	Sterling Capital	Trust	Post-Reorganization

1 Year	$26	$16	$16
3 Years	$81	$50	$50
5 Years	$138	$86	$86
10 Years	$293	$187	$187
      Performance. The table below provides performance data for periods ended December 31, 2004 based on each Fund’s net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Reorganization.

	Sterling Capital		The Equity Trust

		Average		Average
	Cumulative	Annual	Cumulative	Annual

Net Asset Value
One Year	3.75%	3.75%	20.14%	20.14%
Three Years	(7.19)%	(2.46)%	35.00%	10.52%
Five Years	(4.12)%	(0.84)%	25.46%	4.64%
Ten Years	70.50%	5.48%	205.84%	11.83%
Market Value
One Year	6.54%	6.54%	24.04%	24.04%
Three Years	7.46%	2.43%	14.04%	4.48%
Five Years	4.92%	0.97%	27.95%	5.05%
Ten Years	97.05%	7.02%	204.30%	11.77%
FINANCIAL HIGHLIGHTS
      The tables below are intended to help you understand the financial performance of Sterling Capital and the Equity Trust. This information is derived from financial and accounting records of each Fund.
      The information for Sterling Capital has been audited by Tardino, Tocci & Goldstein LLP, which serves as Sterling Capital’s independent registered public accounting firm. The information for the Equity Trust has been audited by PricewaterhouseCoopers LLP, which serves as the Equity Trust’s independent registered public accounting firm. The reports of Tardino, Tocci & Goldstein LLP and PricewaterhouseCoopers LLP, along with the Funds’ financial statements, are incorporated herein by reference and included in the Funds’ Annual Reports to Shareholders. The Annual Reports may be obtained without charge, by writing to The Gabelli Equity Trust Inc., One Corporate Center, Rye, NY 10580-1422 or calling 800-GABELLI

(800-422-3554) for the Equity Trust or by writing to Sterling Capital Corporation, 100 Wall Street, 11th Floor, New York, NY 10005 or calling 800-949-3456 for Sterling Capital.
Sterling Capital
Financial Highlights
      The following tables include per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for Sterling Capital’s shares.
      Selected data for each share of capital stock outstanding throughout each year:

	Year Ended December 31,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$7.20	$6.37	$8.10	$8.42	$8.97

Net investment income (loss)	(0.06)	(0.05)	—	0.10	0.09
Net realized gain (loss) and increase (decrease) in unrealized appreciation	0.33	0.88	(1.69)	0.14	(0.05)

Total from investment operations	0.27	0.83	(1.69)	0.24	0.04

Distributions of net investment income	—	—	(0.01)	(0.13)	(0.08)
Distributions of net realized capital gains	—	—	(0.03)	(0.43)	(0.51)

Total distributions	—	—	(0.04)	(0.56)	(0.59)

Net asset value, end of period	$7.47	$7.20	$6.37	$8.10	$8.42

Net asset value total return(1)	3.8%	13.0%	(20.9)%	2.9%	0.5%

Market value, end of period(1)	$5.70	$5.35	$4.97	$5.35	$6.25

Total investment return(1)	6.5%	7.6%	(6.3)%	(5.5)%	3.3%

Net assets, end of period (in 000’s)	$18,667	$18,007	$15,928	$20,239	$21,057
Ratio of expenses to average net assets	2.6%	2.7%	2.7%	2.2%	2.4%
Ratio of net investment income (loss) to average net assets	(0.9)%	(0.8)%	0.1%	1.2%	1.0%
Portfolio turnover	18%	47%	30%	38%	49%
Number of shares outstanding at end of year (in 000’s)	2,500	2,500	2,500	2,500	2,500

(1)	Unaudited

The Equity Trust
Financial Highlights
      The following table includes per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for Equity Trust Common Stock.
      Selected data for a share of Equity Trust Common Stock outstanding throughout each period:

	Year Ended December 31,

	2004(a)(b)(g)		2003(a)(b)(g)		2002(a)(b)(g)		2001(a)	2000(a)

OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.98		$6.28		$8.97		$10.89	$12.75

Net investment income	0.02		0.04		0.07		0.08	0.05
Net realized and unrealized gain (loss) on investments	1.63		2.50		(1.65)		(0.16)	(0.51)

Total from investment operations	1.65		2.54		(1.58)		(0.08)	(0.46)

DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
Net investment income	(0.00	)(c)	(0.00	)(c)	(0.01)		(0.01)	(0.00	)(c)
Net realized gain on investments	(0.14)		(0.14)		(0.16)		(0.11)	(0.09)

Total distributions to preferred stock shareholders	(0.14)		(0.14)		(0.17)		(0.12)	(0.09)

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS	1.51		2.40		(1.75)		(0.20)	(0.55)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
Net investment income	(0.01)		(0.01)		(0.05)		(0.06)	(0.04)
Net realized gain on investments	(0.79)		(0.68)		(0.90)		(1.02)	(1.27)
Return of capital	—		(0.00	)(c)	(0.00	)(c)	—	—

Total distributions to common stock shareholders	(0.80)		(0.69)		(0.95)		(1.08)	(1.31)

CAPITAL SHARE TRANSACTIONS:
Increase in net asset value from common stock share transactions	(0.00	)(c)	0.01		0.02		0.03	—
Decrease in net asset value from shares issued in rights offering	—		—		—		(0.62)	—
Increase in net asset value from repurchase of preferred shares	(0.00	)(c)	—		—		—	—
Offering costs for preferred shares charged to paid-in capital	(0.00	)(c)	(0.02)		(0.01)		(0.05)	—

Total capital share transactions	(0.00	)(c)	(0.01)		0.01		(0.64)	—

NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS, END OF PERIOD	$8.69		$7.98		$6.28		$8.97	$10.89

Net Asset Value Total Return +	19.81%		39.90%		(21.00)%		(3.68)%	(4.39)%

Market Value, End of Period	$9.02		$8.00		$6.85		$10.79	$11.44

Total Investment Return ++	24.04%		28.58%		(28.36)%		10.32%	1.91%

	Year Ended December 31,

	2004(a)(b)(g)	2003(a)(b)(g)	2002(a)(b)(g)	2001(a)	2000(a)

RATIOS AND SUPPLEMENTAL DATA:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,638,225	$1,514,525	$1,271,600	$1,465,369	$1,318,263
Net assets attributable to common shares, end of period (in 000’s)	$1,219,483	$1,094,525	$842,403	$1,166,171	$1,184,041
Ratio of net investment income to average net assets attributable to common shares	0.64%	0.67%	0.99%	0.81%	0.42%
Ratio of operating expenses to average net assets attributable to common shares(b)(e)	1.57%	1.62%	1.19%	1.12%	1.14%
Ratio of operating expenses to average total net assets including liquidation value of preferred shares(b)(e)	1.14%	1.14%	0.87%	0.95%	1.03%
Portfolio turnover rate	28.6%	19.2%	27.1%	23.9%	32.1%
PREFERRED STOCK:
7.25% CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	—	—	$134,198	$134,198	$134,223
Total shares outstanding (in 000’s)	—	—	5,368	5,368	5,369
Liquidation preference per share	—	—	$25.00	$25.00	$25.00
Average market value(d)	—	—	$25.75	$25.39	$22.62
Asset coverage per share	—	—	$74.07	$122.44	$245.54
7.20% CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$165,000	$165,000	$165,000	$165,000	—
Total shares outstanding (in 000’s)	6,600	6,600	6,600	6,600	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value(d)	$26.57	$27.06	$26.40	$25.60	—
Asset coverage per share	$97.81	$90.15	$74.07	$122.44	—
AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$130,000	$130,000	$130,000	—	—
Total shares outstanding (in 000’s)	5	5	5	—	—
Liquidation preference per share	$25,000	$25,000	$25,000	—	—
Average market value(d)	$25,000	$25,000	$25,000	—	—
Asset coverage per share	$97,806	$90,150	$74,068	—	—
5.875% CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$73,743	$75,000	—	—	—
Total shares outstanding (in 000’s)	2,950	3,000	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value(d)	$24.81	$25.10	—	—	—
Asset coverage per share	$97.81	$90.15	—	—	—
AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$50,000	$50,000	—	—	—
Total shares outstanding (in 000’s)	2	2	—	—	—
Liquidation preference per share	$25,000	$25,000	—	—	—
Average market value(d)	$25,000	$25,000	—	—	—
Asset coverage per share	$97,806	$90,150	—	—	—
ASSET COVERAGE(f)	391%	361%	296%	490%	982%

+	Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

++	Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

(a)	Per share amounts have been calculated using the monthly average shares outstanding method.

(b)	See Note 2 to Financial Statements (Swap Agreements).

(c)	Amount represents less than $0.005 per share.

(d)	Based on weekly prices.

(e)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2002, 2001 and 2000, the ratios of operating expenses to average net assets attributable to common stock would be 1.19%, 1.11% and 1.14%, respectively, and the ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 0.88%, 0.94% and 1.03%, respectively. For the fiscal years ended December 31, 2004 and 2003, the effect of the custodian fee credits was minimal.

(f)	Asset coverage is calculated by combining all series of preferred stock.

(g)	As a result of changes in accounting principles, the Equity Trust has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the Statement of Operations. The effect of this reclassification for the years ended December 31, 2004, December 31, 2003 and December 31, 2002 was net investment income per share increased by $0.03, $0.03 and $0.01, respectively, ratios of net investment income to average net assets attributable to common shares increased by 0.36%, 0.47% and 0.18%, respectively, ratios of operating expenses to average net assets attributable to common shares decreased by 0.36%, 0.47% and 0.18%, respectively, and ratios of operating expenses to average total net assets including liquidation value of preferred shares decreased by 0.26%, 0.33% and 0.13%, respectively.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
      The principal structural differences between the Funds are that the Equity Trust has issued and outstanding several series of preferred stock, so that holders of its Common Stock are subject to the risks of leverage, and that the Equity Trust is non-diversified under the 1940 Act, while Sterling Capital is diversified. In addition, if the Equity Trust were to fail to meet the asset coverage requirements applicable to its preferred stock, its ability to pay distributions to holders of its Common Stock could be restricted. See “Leverage Risk,” “Restrictions on Dividends and Other Distributions” and “Comparison of Organizational Structure of the Equity Trust and Sterling Capital.” In addition, the Equity Trust has a managed distribution policy, under which the Equity Trust pays a minimum annual distribution to holders of its Common Stock of 10% of its average net asset value. Sterling Capital does not have such a policy. See “Additional Information about the Funds — Dividends and Distributions.” A comparison of the Funds’ investment objectives and investment policies follows.
      Organization. Sterling Capital and the Equity Trust are both closed-end management investment companies registered under the 1940 Act. There can be no assurance that either Fund will achieve its stated investment objectives.
      Current Investment Objectives and Principal Investments — the Equity Trust. The Equity Trust seeks long-term capital growth as its principal investment objective and seeks income as a secondary consideration. The Equity Trust’s investment objectives are fundamental and cannot be changed without the approval of the holders of a “majority of the Fund’s outstanding voting securities,” as defined in the 1940 Act. A majority of a fund’s outstanding voting securities means the lesser of 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or more than 50% of the outstanding shares. In addition, pursuant to the Equity Trust’s Articles Supplementary, a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Equity Trust (voting separately as a single class) is also required to change the Fund’s investment objectives or any of its fundamental investment policies.
      In selecting securities for the Equity Trust, Gabelli Funds normally will consider the following factors, among others:

•	Gabelli Funds’ own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Equity Trust as to issuers.
      Gabelli Funds’ investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value. Gabelli Funds defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. Gabelli Funds also normally evaluates the issuers’ free cash flow and long-term earnings trends. Finally, Gabelli Funds looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.
      Current Investment Objectives and Principal Investments — Sterling Capital. Sterling Capital’s investment objective is long-term capital growth. Sterling Capital pursues its investment objective by generally investing directly or indirectly in equity securities which it believes to offer attractive investment opportunities. Sterling Capital’s investment objective is not a fundamental policy and therefore can be changed with the approval of a majority of its directors and without the approval of the holders of its voting securities.
      In selecting securities for Sterling Capital, Sterling Capital’s management will normally seek to invest in a diversified list of companies having the potential for above average appreciation. Equity securities selected for investment are generally deemed to be selling in the public market at a meaningful discount to management’s estimate of intrinsic or private market valuations, or selling at an attractive valuation relative to the expected rate of earnings growth. Sterling Capital’s investment process includes a review of a company’s financial strength through analysis of rates of return earned on sales and shareholder’s equity, debt to equity ratios, and free cash flow. The evaluation process also includes industry analysis, a company’s competitive position, product mix, and the impact of macroeconomic factors on a company’s earnings.
      In accordance with Sterling Capital’s investment objective and investment strategy, Sterling Capital does not engage in rapid portfolio turnover for trading profits but rather seeks to invest in companies for relatively long periods of time. In 2004, Sterling Capital’s portfolio turnover rate was approximately 18%.
      Market Capitalizations. Neither the Equity Trust nor Sterling Capital have a policy limiting the market capitalizations of the issuers of the securities in which they can invest. Both funds can invest in issuers of any size.
      Foreign Securities. The Equity Trust may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Equity Trust may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Equity Trust may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Equity Trust, there is no independent limit on its ability to invest in the debt securities of foreign governments.
      Sterling Capital may invest up to 100% of its total assets in foreign securities, although such investments are not a principal part of Sterling Capital’s investment strategy.
      Lower Rated Securities. The Equity Trust may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories (as described below) of recognized statistical rating agencies, such as securities rated “CCC” or lower by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) or “Caa” or lower by Moody’s Investors Service Inc. (“Moody’s”) , or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as “junk bonds.”
      Generally, lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, Gabelli Funds, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources, its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.
      In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Equity Trust to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Equity Trust to purchase and may also have the effect of limiting the ability of the Equity Trust to sell securities at their fair market value to respond to changes in the economy or the financial markets.
      Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Equity Trust may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Equity Trust may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.
      As part of its investments in lower rated fixed-income securities, the Equity Trust may invest in securities of issuers in default. The Equity Trust will only make an investment in securities of issuers in default when Gabelli Funds believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Equity Trust bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.
      Sterling Capital has the ability to invest in lower rated securities, although such investments are not a principal part of Sterling Capital’s current investment strategy.
      Futures Contracts and Options Thereon. Gabelli Funds may, subject to the Equity Trust’s investment restrictions and guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.
      Gabelli Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to the registration requirements under the Commodity Exchange Act. Accordingly, the Equity Trust’s investments in derivative instruments are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Equity Trust’s investment restrictions place certain limitations and prohibitions on its ability to purchase or sell commodities or commodity contracts. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Equity Trust’s outstanding preferred stock.
      Sterling Capital is not permitted to invest in commodities or futures contracts other than in connection with hedging activities.
      Forward Currency Exchange Contracts. Subject to guidelines of the Board of Directors, the Equity Trust may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Equity Trust may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Equity Trust’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Equity Trust does not have an independent limitation on its investments in foreign futures contracts and options on foreign currency futures contracts.
      While Sterling Capital is not restricted from entering into foreign currency exchange contracts, it has not done so in the past and has no present intention to do so.
      Repurchase Agreements. The Equity Trust may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Equity Trust purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Equity Trust’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Equity Trust might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Equity Trust will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Equity Trust will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Equity Trust is unsettled. As a result, under extreme circumstances, there may be a restriction on the Equity Trust’s ability to sell the collateral and the Equity Trust could suffer a loss.
      While Sterling Capital is not restricted from entering into repurchase agreements, it has not done so in the past and has no present intention to do so.

      Loans of Portfolio Securities. To increase income, the Equity Trust may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Equity Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.
      While these loans of portfolio securities will be made in accordance with guidelines approved by the Equity Trust’s Board of Directors, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Equity Trust, and any gain or loss in the market price during the loan would inure to the Equity Trust. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Equity Trust’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Equity Trust’s ability to sell the collateral and it would suffer a loss.
      Sterling Capital may lend its portfolio securities to broker-dealers or any other person provided that such loans are secured by collateral in cash or securities of the U.S. government or its agencies, or any combination thereof, in an amount, maintained on a current basis, not less than the market value of the securities loaned, and provided further that no such loan shall be made if at the time of such loan more than 30% of Sterling Capital’s total assets would be loaned. Sterling Capital is not permitted to make loans to any of its officers or directors or to other persons who are affiliated with Sterling Capital.
      Borrowing. The Equity Trust may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.
      Sterling Capital may make unsecured borrowings from banks, but will not incur aggregate borrowings in excess of 25% of its net assets taken at market or other fair value, computed on the basis of gross assets less liabilities other than all such borrowings. Sterling Capital currently has no unsecured borrowings and has no present intention to make any such borrowings.
      Leveraging. As provided in the 1940 Act, and subject to compliance with its investment limitations, the Equity Trust may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Equity Trust. The use of leverage generally increases the volatility of returns to the Equity Trust. The Equity Trust currently has four series of preferred stock outstanding: the 7.20% Series B Cumulative Preferred Stock, the Series C Auction Rate Cumulative Preferred Stock, the 5.785% Series D Cumulative Preferred Stock and the Series E Auction Rate Cumulative Preferred Stock. See “Leverage Risk,” “Restrictions on Dividends and Other Distributions” and “Comparison of Organizational Structure of the Equity Trust and Sterling Capital.”
      Sterling Capital has one class of shares outstanding, its common stock.
      Temporary Investments. Subject to the Equity Trust’s investment restrictions, when a temporary defensive period is believed by Gabelli Funds to be warranted (“temporary defensive periods”), the Equity Trust may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods the Equity Trust may also invest in money market mutual funds that invest primarily in securities of U.S. government sponsored instrumentalities and repurchase agreements in respect of those instruments. Under current law, in the absence of an exemptive order, such money market mutual funds will not be affiliated with Gabelli Funds. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.
      No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Equity Trust may be less likely to achieve its secondary investment objective of income.
      Subject to Sterling Capital’s investment restrictions, Sterling Capital may invest in cash and cash equivalents such as U.S. Treasury securities and money market funds for temporary defensive purposes.
      Portfolio Turnover Rate. Neither Fund engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by each Fund and its respective shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. Sterling Capital’s portfolio turnover rates for the fiscal years ended December 31, 2003 and 2004 were 47% and 18%, respectively. The Equity Trust’s portfolio turnover rates for the fiscal years ended December 31, 2003 and 2004 were 19% and 29%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.
      Fundamental Policies. Each Fund has “fundamental” investment policies that may not be changed without the prior approval of the holders of a majority of each Fund’s outstanding voting securities (and its preferred stock voting as a single class, in the case of the Equity Trust).
      The Equity Trust. The Equity Trust may not:

1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption (“U.S. Government Obligations”).

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Equity Trust would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Equity Trust would be invested in the securities of any one investment company or the Equity Trust would own more than 3% of any other investment company’s securities, provided, however, this restriction shall not apply to securities of any investment company organized by the Equity Trust that are to be distributed pro rata as a dividend to its stockholders.

3. Purchase or sell commodities or commodity contracts except that the Equity Trust may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Equity Trust do not exceed 50% of the market value of its total assets. The Equity Trust may not purchase or sell real estate, provided that the Equity Trust may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

4. Purchase any securities on margin or make short sales, except that the Equity Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Equity Trust may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Equity Trust reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Equity Trust. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

6. Borrow money, except that the Equity Trust may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its stock. The Equity Trust also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Equity Trust at the time the loan is made. The Equity Trust may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Equity Trust will not borrow for investment purposes. Immediately after any borrowing, the Equity Trust will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Equity Trust exceeds 5% of its respective total assets, the Equity Trust will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

7. Issue senior securities, except to the extent permitted by applicable law.

8. Underwrite securities of other issuers except insofar as the Equity Trust may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Equity Trust that are to be distributed pro rata as a dividend to its stockholders.

9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.
      Sterling Capital. Sterling Capital does not concentrate its investments in any one or more particular industries. Sterling Capital will not purchase securities of issuers in any one industry, if, immediately after such purchase, more than 25% in value of its total assets would be invested in such industry.
      The only securities which Sterling Capital is authorized to issue are 10,000,000 shares of common stock, $1 par value.
      Sterling Capital may guarantee the obligations of others in furtherance of its investment policy and borrow money when, in the opinion of Sterling Capital’s Board of Directors, such action will serve the interests of Sterling Capital’s shareholders, but such guarantees and borrowings shall be subject to the limitations contained in the 1940 Act and in any event any such guarantee or other debt shall not exceed, in the aggregate, 50% of Sterling Capital’s net assets before any such guarantee or borrowing. Sterling Capital may pledge any of its assets as security for any permissible guarantee or borrowing. Sterling Capital will not guarantee the obligations of its officers or directors or other persons who are affiliates of Sterling Capital within the meaning of the 1940 Act.
      Sterling Capital will not underwrite the securities of other issuers, except that it may acquire restricted securities under certain circumstances where, if sold, it might be deemed an underwriter for purposes of the Securities Act. Sterling Capital may invest freely up to 100% of its total assets in restricted securities.
      Sterling Capital intends, if, in the opinion of its management, favorable opportunities exist, to invest from time to time in real estate. In connection therewith, Sterling Capital may, itself or through one or more subsidiaries, purchase or otherwise acquire, hold, mortgage, lease, convey or otherwise dispose of any kind or kinds of real property or interests therein (which may be developed or underdeveloped and either located within or outside the United States) and related personal property. Sterling Capital may not invest more than 25% of its total assets in real estate.

      Sterling Capital will not engage in the purchase and sale of commodities or commodities contracts, except commodity futures or futures options contracts for hedging purposes. Sterling Capital may make and maintain such margin or premium deposits and segregate such liquid assets, including cash, U.S. government securities or other appropriate high-grade debt obligations as are necessary and required in connection with its permitted transactions in such commodity futures or futures options contracts.
      Sterling Capital will not engage in the making of loans to other persons, except that it may (i) purchase debt securities which are publicly distributed or are of a type customarily purchased by institutional investors, (ii) purchase any other debt securities limited to an aggregate of 50% of the value of its total assets at the time of such purchase and (iii) lend its portfolio securities, provided that such loans are secured by collateral in cash or securities of the U.S. government or its agencies, or any combination thereof, in an amount, maintained on a current basis, not less than the market value of the securities loaned, and provided further that no such loan will be made if at the time of such loan more than 30% of Sterling Capital’s total assets would be so loaned. Sterling Capital will not make loans to any of its officers or directors or other persons who are affiliates of Sterling Capital within the meaning of the 1940 Act.
      Sterling Capital may effect from time to time short sales of securities, including short sales used in connection with hedging transactions. In connection with short sales, Sterling Capital: (i) will incur an obligation to replace the securities sold short (whatever its price may subsequently be); (ii) may have to pay a premium to borrow the security; (iii) will pay the lender of the security the dividends or interest payable thereon during the period in which the security is borrowed; (iv) will collateralize the obligation to replace the security by a deposit of cash and/or U.S. government obligations equal to the current market value of the securities to be replaced and will maintain such collateral so that (a) the amount deposited as collateral will equal the current market value of the securities sold short and (b) the amount deposited will not be less than the market value of the securities at the time they were sold short; (v) will not receive the proceeds of the sale until replacement of the borrowed securities; and (vi) under ordinary circumstances will not receive any interest on cash collateral and proceeds. Sterling Capital intends to limit any large short positions to securities having wide public distribution and a broad market.
      No more than 35% of the value of Sterling Capital’s net assets will be, in the aggregate, in deposits collateralizing the obligation to replace securities borrowed to effect short sales, excluding, however, proceeds from short sales and excluding short sales “against the box” which may be collateralized by up to an additional 15% of the value of Sterling Capital’s net assets or allocated to a segregated account in connection with short sales.
      Sterling Capital may from time to time purchase and sell put and call options written by others, combinations thereof or similar options. Sterling Capital also may from time to time write covered or uncovered put and call options, combinations thereof or similar options. Purchasing and selling put and call options or writing put and call options will not constitute a dominant investment practice of Sterling Capital.
      Securities transactions of Sterling Capital will be conducted so that not more than 10% of the value of Sterling Capital’s net assets will be in premiums on put and call options written by others, combinations thereof or similar options. To adhere to such percentage limits Sterling Capital may be required to dispose of put and call options at a time when it may not otherwise desire to do so.
      Sterling Capital will not write put and call options, combinations thereof or similar options if, as a result thereof, the aggregate value of securities or collateral underlying such options would exceed 25% of Sterling Capital’s total assets.
      Upon writing an uncovered call option Sterling Capital will (i) purchase, as soon thereafter as practicable, and hold for the term of the option, the securities (or securities readily convertible into such securities without additional consideration) against which call options are written, (ii) purchase a call on the same securities at the same price or (iii) establish, at the time of selling the option, and maintain for the term of the option, a segregated account consisting of cash, U.S. government securities or high-grade debt securities equal to, on a daily basis, the fluctuating market value of the underlying securities. Similarly, with respect to the writing of put options, Sterling Capital will provide that such options will be offset at the time of sale by

(i) the purchase of a put on the same securities at the same price, (ii) a segregated account consisting of cash, U.S. government securities or high-grade debt securities equal to the option price or (iii) a corresponding short sale of the securities underlying the option.
      Sterling Capital may also acquire warrants or other rights to subscribe to securities.
      Sterling Capital will not purchase any securities of a company if any of the directors or officers of Sterling Capital individually own more than 0.5% of the shares of such company or together own 5% or more of the shares of such company.
      In addition to its investments represented by the securities of other issuers, Sterling Capital intends, if in the opinion of its management favorable opportunities exist, to make investments or other commitments, not necessarily represented by securities, in businesses and other enterprises, as lessee, licensee, operator, partner, sole proprietor or otherwise, and to conduct the operations of such businesses or other enterprises itself in which it may have a full or partial ownership interest, or through agents or otherwise. Sterling Capital will not invest more than 25% of its total assets in such a manner.
      The above policies are deemed fundamental and may not be changed without the approval of the lesser of (i) 67% or more of the voting securities of Sterling Capital present at a meeting if the holders of more than 50% of the outstanding voting securities of Sterling Capital are present or represented by proxy at such a meeting or (ii) more than 50% of the outstanding voting securities of Sterling Capital.
RISK FACTORS AND SPECIAL CONSIDERATIONS
      The principal risks of an investment in Sterling Capital are similar to the principal risks of an investment in the Equity Trust, as each invests primarily in equity securities. However, to the extent that Sterling Capital and the Equity Trust pursue their investment objectives using different investment strategies, they are subject to different risks. Accordingly, if the Reorganization is consummated, Sterling Capital shareholders will be subject to different risks than those to which they are subject prior to the Reorganization. Certain investment risks of the Funds are described below.
      Leverage Risk. The Equity Trust uses financial leverage for investment purposes by issuing preferred stock. The amount of leverage represents approximately 26% of the Equity Trust’s Managed Assets (defined as the aggregate net asset value of the Common Stock plus assets attributable to outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares of preferred stock) as of June 30, 2005. The Equity Trust’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Equity Trust and the asset coverage. Such volatility may increase the likelihood of the Equity Trust’s having to sell investments in order to meet dividend payments on the preferred stock, or to redeem preferred stock, when it may be disadvantageous to do so. Also, if the Equity Trust is utilizing leverage, a decline in net asset value could affect the ability of the Equity Trust to make Common Stock distribution payments, and such a failure to pay dividends or make distributions could result in the Equity Trust’s ceasing to qualify as a regulated investment company under the Code.
      Because the advisory fee paid to Gabelli Funds is calculated on the basis of the Equity Trust’s Managed Assets, rather than only on the basis of net assets attributable to the Common Stock, the fee may be higher when leverage is utilized, giving Gabelli Funds an incentive to utilize leverage. However, Gabelli Funds has agreed to reduce any management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of Equity Trust Common Stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock.
      Sterling Capital has no shares of preferred stock authorized or outstanding so it is not subject to leverage risk.

      Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Equity Trust’s Common Stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Equity Trust’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Equity Trust intends to redeem its preferred stock to the extent necessary to enable the Equity Trust to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.
      Non-diversified Status. The Equity Trust is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Equity Trust has in the past conducted and intends to conduct its operations so as to qualify as a “regulated investment company,” or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to stockholders. To qualify as a “regulated investment company,” among other requirements, the Equity Trust will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

•	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Equity Trust controls and which are determined to be engaged in the same, similar or related trades or businesses; and

•	at least 50% of the market value of the Equity Trust’s assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its assets and not more than 10% of the outstanding voting securities of such issuer.
      As a non-diversified investment company, the Equity Trust may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Equity Trust may be more vulnerable to events affecting a single issuer and, therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Equity Trust may present greater risk to an investor than an investment in a diversified company.
      Sterling Capital is a diversified investment company and, therefore, is not subject to the risks of non-diversification.
      Market Value and Net Asset Value. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Listed shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that its net asset value will decrease. Neither Fund can predict whether its listed stock will trade at, below or above net asset value but, as noted above, Equity Trust Common Stock has traded at a premium since February 2001 while over the same period Sterling Capital shares have traded at a discount. Stockholders desiring liquidity may, subject to applicable securities laws, trade their common stock in a Fund on the NYSE (for Equity Trust), the AMEX (for Sterling Capital) or other markets on which such stock may trade at the then-current market value, which may differ from the then-current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.
      Special Risks of Derivative Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Equity Trust would not be subject absent the use of these strategies. If the Equity Trust’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Equity Trust may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on Gabelli Funds’ ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•	the possible inability of the Equity Trust to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Equity Trust to sell a security at a disadvantageous time due to a need for the Equity Trust to maintain “cover” or to segregate securities in connection with the hedging techniques.
      As noted above, Sterling Capital is not permitted to invest in commodities or futures contracts other than in connection with hedging activities.
      Lower Rated Securities. The Equity Trust may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.
      The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.
      Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.
      As a part of its investment in lower rated fixed-income securities, the Equity Trust may invest in the securities of issuers in default. The Equity Trust will invest in securities of issuers in default only when Gabelli Funds believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issues’ securities will appreciate. By investing in the securities of issuers in default, the Equity Trust bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.
      As noted herein, Sterling Capital has the ability to invest in lower rated securities, although such securities are not a principal part of Sterling Capital’s current investment strategy.
      Foreign Securities. The Equity Trust may invest up to 35% of its total assets in foreign securities. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Equity Trust held in foreign countries.
      There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Equity Trust to encounter difficulties in purchasing and selling securities on such markets and may result in the Equity Trust missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Equity Trust does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.
      The Equity Trust also may purchase sponsored American Depository Receipts (“ADRs”) or U.S. denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
      As noted herein, Sterling Capital may invest up to 100% of its total assets in foreign securities, although such investments are not a principal part of Sterling Capital’s investment strategy.
      Interest Rate Transactions. The Equity Trust has entered into an interest rate swap agreement and may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust’s variable rate payment obligation on one or more series of its preferred stock. In an interest rate cap, the Equity Trust would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. The Equity Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Equity Trust’s receiving or paying, as the case may be, only the net amount of the two payments. The Equity Trust intends to segregate cash or liquid securities having a value at least equal to the value of its net payment obligations under any swap transaction, marked to market daily.
      If there is a default by the counterparty to a swap contract, the Equity Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Equity Trust will succeed in pursuing contractual remedies. The Equity Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.
      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the statements of assets and liabilities.

      Sterling Capital does not enter into interest rate transactions as part of its current investment strategy.
      Futures Transactions. Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Equity Trust due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
      As noted herein, Sterling Capital is not permitted to invest in commodities or futures contracts other than in connection with hedging activities.
      Forward Currency Exchange Contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.
      As noted herein, Sterling Capital has not entered into foreign currency exchange contracts in the past and has no current intention to do so.
      Dependence on Key Personnel. Mario J. Gabelli serves as the Equity Trust’s portfolio manager. Gabelli Funds is dependent upon the expertise of Mr. Gabelli in providing advisory services with respect to the Equity Trust’s investments. If Gabelli Funds were to lose the services of Mr. Gabelli, its ability to service the Equity Trust could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of Gabelli Funds.
RECENT DEVELOPMENTS
      The Board of Directors of the Equity Trust, at a meeting held on August 9, 2005, authorized the filing of a preliminary registration statement for a rights offering to the Equity Trust’s shareholders.
      Under the offering, each Equity Trust shareholder will receive one right for each share held on the record date. The number of rights required to acquire one additional share of the Equity Trust and the subscription price for such rights will be determined at a later date. Shareholders of record on the record date for the rights offering are expected to be entitled to oversubscribe, subject to certain limitations and subject to allotment, for any shares not purchased pursuant to the primary subscription rights. If the record date of the rights offering occurs after the Effective Date, shareholders of Sterling Capital will be able to participate in the rights offering. In addition, it is expected that if the Equity Trust’s net asset value per share on the expiration date of the offer is equal to or less than the subscription price, the Fund may issue additional shares, subject to certain limitations and subject to allotment, in order to satisfy over-subscription requests in excess of the primary subscription shares. The record date for the offering and the length of the offering period will also be announced at a later date.
      The rights offering will be made only by means of a prospectus. The rights are expected to be transferable and Equity Trust expects to apply to have them accepted for trading on the NYSE. As a result of the rights offering, shareholders of the Equity Trust who do not exercise their rights may, at the completion of the offer, own a smaller proportional interest in the Equity Trust than if they exercised their rights, and a shareholder of the Equity Trust may experience dilution of the aggregate net asset value of his or her shares if the Equity Trust’s net asset value per share is above the subscription price.

UNITED STATES FEDERAL INCOME TAXES
      The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Equity Trust and its stockholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Funds and their stockholders, and the discussion set forth herein does not constitute tax advice. The discussion reflects applicable tax laws of the United States as of the date of this Proxy Statement/ Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
      Taxation of the Equity Trust. The Equity Trust has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, it must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that it controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).
      As a regulated investment company, the Equity Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if it distributes at least 90% of the sum of its (i) investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid, and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Equity Trust intends to distribute at least annually substantially all of such income. The Equity Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the excise tax, the Equity Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use its fiscal year), and (iii) certain undistributed amounts from previous years on which it paid no U.S. federal income tax. While the Equity Trust intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gains will be distributed to avoid entirely the imposition of the excise tax. In that event, the Equity Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
      If for any taxable year the Equity Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of its current and accumulated earnings and profits.
      Taxation of Equity Trust Stockholders. Distributions paid to holders of Equity Trust Common Stock by the Equity Trust from its net investment income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to them as ordinary income to the extent of the Equity Trust’s earnings and profits. Such dividends (if designated by the Equity Trust) may, however, qualify (provided holding period and other requirements are met at the Fund and stockholder level) (i) for the dividends received deduction in the case of corporate stockholders to the extent that the Equity Trust’s income consists of qualifying dividend income from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Equity Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to stockholders from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Equity Trust, are taxable to stockholders as long-term capital gains if they have been properly designated by the Equity Trust, regardless of the length of time stockholders have owned Equity Trust Common Stock. The tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower tax brackets) for such gain realized before January 1, 2009. Distributions in excess of the Equity Trust’s earnings and profits will first reduce the adjusted tax basis of Equity Trust Common Stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains (assuming the Equity Trust Common Stock is held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Equity Trust will provide stockholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.
      The sale or other disposition of Equity Trust Common Stock will generally result in capital gain or loss, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Equity Trust Common Stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend). A loss realized on a sale or exchange of Equity Trust Common Stock will be disallowed if other Equity Trust Common Stock is acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%.
      If the Equity Trust pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Equity Trust and received by stockholders on December 31 of the year in which the dividend was declared.
      The Equity Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of its stock who do not furnish the Equity Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Equity Trust and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.
      Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

INFORMATION ABOUT THE REORGANIZATION
      General. Under the Agreement, the Equity Trust will acquire all or substantially all of the assets of Sterling Capital (other than the Reserve), and assume the Stated Liabilities of Sterling Capital in exchange for Equity Trust Common Stock (plus cash in lieu of fractional shares) on the Effective Date. As a result of the Reorganization and on the Effective Date, each Sterling Capital shareholder would receive that number of Shares of Equity Trust Common Stock (plus cash in lieu of fractional shares) having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Sterling Capital shares as of the close of business on the Effective Date (as reduced by the shareholder’s pro rata share of the Reserve); provided, however, that if the average closing price of Equity Trust Common Stock on the New York Stock Exchange for the 20 business days prior to the Effective Date exceeds the net asset value per share of Equity Trust Common Stock on the Effective Date, the number of shares of Equity Trust Common Stock to be issued to Sterling Capital shall be computed by dividing (i) the aggregate value of Sterling Capital’s assets, net of Sterling Capital’s Stated Liabilities and the Reserve on the Effective Date by (ii) the lower of (x) the average of such closing prices for the 20 business days prior to the date of the Reorganization and (y) 103% of the net asset value per share of Equity Trust Common Stock computed on the Effective Date (the “Alternative Value”). As of June 30, 2005, the closing price of Equity Trust Common Stock on the New York Stock Exchange was $8.98, which represents a premium of 7.16% to its net asset value per share of $8.38 on such date. Equity Trust Common Stock has generally traded at a premium to its net asset value since February 2001. There can be no assurance that this will continue or that the value of the shares of Equity Trust Common Stock to be issued in the Reorganization will be valued according to the Alternative Value.
      The Equity Trust will not issue any fractional shares to Sterling Capital shareholders. In lieu thereof, Sterling Capital will receive from the Equity Trust for distribution to its shareholders cash in an amount equal to the aggregate net asset value of the fractional shares otherwise distributable to Sterling Capital shareholders. The cash to be distributed in lieu of fractional shares will be calculated on the same basis as the formula to be used to calculate the number of full shares. No sales charge or fee of any kind will be charged to Sterling Capital shareholders in connection with their receipt of Equity Trust Common Stock in the Reorganization.
      Following the Reorganization, Sterling Capital will proceed to dissolve and terminate in accordance with the New York Business Corporation Law and other applicable law, and the Reserve will be transferred to a liquidating trust for the benefit of Sterling Capital shareholders. The four Non-Interested Directors currently serving on the Board of Directors of Sterling Capital will serve as trustees of the liquidating trust. For their service as trustees of the liquidating trust, such persons will receive trustee’s fees in the amount of $1,000 per month from the liquidating trust until the liquidation of the liquidating trust. The liquidating trust will be in place on or about the Effective Date and will continue until the trustees thereof have made a determination that all liabilities of Sterling Capital have been discharged. It is currently expected that the liquidating trust will be in place for six months to one year following the Effective Date, but no guarantee can be made in this regard. Any portion of the Reserve remaining after all expenses associated with the Reorganization have been paid will be distributed to Sterling Capital shareholders by the liquidating trust upon its liquidation.
      The Agreement may be terminated and the Reorganization abandoned, whether before or after approval by Sterling Capital’s shareholders, at any time prior to the Effective Date:

•	by the mutual written consent of the Board of Directors of each Fund, or

•	by either Fund if the conditions to that Fund’s obligations under the Agreement have not been satisfied or waived.
      Because Sterling Capital shareholders are being asked to approve a sale of substantially all of Sterling Capital’s assets to the Equity Trust in connection with the Reorganization, under New York law each Sterling Capital shareholder entitled to vote on the Reorganization has the right to receive a cash payment equal to the fair value of the common stock of Sterling Capital held by such shareholder, in lieu of Equity Trust Common Stock, if such shareholder follows certain procedures to preserve and enforce such rights. See “Required Vote.”
      Reasons for the Reorganization. The Board of Directors of Sterling Capital considered the Reorganization at meetings held on October 5, 2004 and March 28, April 25 and May 16, 2005, and approved the Reorganization at the meeting held on May 16, 2005. The Board of Directors of the Equity Trust considered and approved the Reorganization at meetings held on February 16, 2005 and May 18, 2005. The Equity Trust and Sterling Capital executed the original agreement and plan of reorganization, and announced the proposed Reorganization on May 23, 2005. The Amended and Restated Agreement and Plan of Reorganization was executed on August 16, 2005.
      For the reasons discussed below, the Board of Directors of each Fund, including a majority of the Non-Interested Directors of each Fund, after consideration of the potential benefits of the Reorganization to the shareholders of that Fund, the options available and consequences that could potentially occur without the Reorganization, and the expenses expected to be incurred by that Fund in connection with the Reorganization, determined that the proposed Reorganization is in the best interests of each Fund. The Board of Directors of Sterling Capital, including the Non-Interested Directors, voted unanimously to recommend that shareholders of Sterling Capital also approve the Reorganization.
      Sterling Capital Board Considerations. The Sterling Capital Board of Directors considered several factors prior to approving the Reorganization.
      Beginning in 2003, the management of Sterling Capital began to express its concern to the Board of Directors of Sterling Capital regarding Sterling Capital’s high expense ratio due to its relatively small size and the potential increase in Sterling Capital’s expense ratio due to the various requirements of the Sarbanes-Oxley Act of 2002 and related legislation which generally imposed increased compliance expenses on registered investment companies. At this time, the management of Sterling Capital began to review several options with the Board in connection with the operation of Sterling Capital in light of the anticipated increased expense ratio. These options included the merger of the Fund with an investment company managed by a third party investment adviser and the liquidation of the Fund.
      At a meeting of the Sterling Capital Board of Directors in early 2004, the management of Sterling Capital recommended to the Board of Directors of Sterling Capital merging Sterling Capital with a fund managed by a reputable third party adviser, provided that such fund had a similar investment objective, a good performance record, the transaction was able to be structured on a tax free basis and the target fund was large enough to provide investors with improved liquidity and lower expenses. During these discussions, the management of Sterling Capital noted that liquidating Sterling Capital could cause investors to incur unfavorable tax consequences if they were required to pay capital gains taxes on the proceeds received in connection with liquidation. In addition, Wayne S. Reisner, the President of Sterling Capital, informed the Board of Directors that he would like to retire from his position of president and portfolio manager of Sterling Capital and that hiring a new portfolio manager to run Sterling Capital internally or hiring a third party manager to manage Sterling Capital externally likely would increase Sterling Capital’s expense ratio. In connection with these discussions, the Board of Directors of Sterling Capital authorized Sterling Capital’s management to commence a search for a merger candidate.
      Throughout the early part of 2004, Sterling Capital’s management entered into discussions with different investment advisers regarding a potential merger transaction involving Sterling Capital, and the Board of Directors of Sterling Capital was periodically updated regarding the status of these discussions.
      Following a lengthy search process, the management of Sterling Capital reached a preliminary agreement with the Equity Trust on the key economic terms of a transaction to combine the two funds. The management of Sterling Capital presented these economic terms to the Board of Directors of Sterling Capital at a meeting held on October 5, 2004. At this meeting, the Board of Directors of Sterling Capital approved these terms in principle, provided that Sterling Capital was able to negotiate an acceptable agreement with the Equity Trust and due diligence with respect to the Equity Trust was acceptable to the Board of Directors of Sterling Capital. The Board of Directors of Sterling Capital directed Sterling Capital’s management and legal counsel to negotiate an agreement with the Equity Trust and to conduct due diligence with respect to the Equity Trust and to present a final proposal to the Board at a subsequent meeting.
      At subsequent meetings of the Board of Directors of Sterling Capital held on March 28, April 25 and May 16, 2005, the Board of Directors of Sterling Capital considered the terms of the Reorganization Agreement and the due diligence reports with respect to the Equity Trust. Although the Board of Directors of Sterling Capital did not consider any one factor determinative in connection with its deliberations regarding the Reorganization, the Board of Directors of Sterling Capital considered the following factors to be significant in its consideration of the Reorganization:

•	the reduced expense ratio for the current shareholders of Sterling Capital upon becoming shareholders of the Equity Trust;

•	the lack of liquidity of the Sterling Capital common shares and the greater liquidity of Equity Trust Common Stock;

•	the tax free nature of the Reorganization;

•	the discount to net asset value at which the Sterling Capital common shares historically have traded;

•	the reputation and performance of the Equity Trust and Gabelli Funds;

•	the impending retirement of Mr. Reisner from the positions of president and portfolio manager of Sterling Capital; and

•	the economic terms of the Reorganization.
      At the May 16, 2005 meeting of the Board of Directors of Sterling Capital, the Board of Directors of Sterling Capital approved the Reorganization, approved the execution and delivery of the Reorganization Agreement and approved submitting the Reorganization to the vote of Sterling Capital’s shareholders together with a recommendation for Sterling Capital’s shareholders to vote “for” the Reorganization.
      In connection with the Sterling Capital Board of Directors’ consideration and approval of the Reorganization, certain common shareholders of Sterling Capital who, in the aggregate, owned approximately 83.1% of the outstanding common shares of Sterling Capital as of June 30, 2005, entered into an exculpation agreement, dated as of May 12, 2005, with the Board of Directors of Sterling Capital whereby each such shareholder agreed (i) to waive and forgo any claim such shareholder might have against any director of Sterling Capital and (ii) to release each director of Sterling Capital from any liability such director may have to such shareholder in connection with the consideration and approval of the Reorganization by the Board of Directors of Sterling Capital. Sterling Capital also purchased an errors and omissions insurance policy for the directors and officers of Sterling Capital.
      Equity Trust Board Considerations. At meetings of the Equity Trust Board of Directors held on February 16, 2005 and May 18, 2005, the Board considered information concerning Sterling Capital and the proposed Reorganization, including the general compatibility of the investment objectives and strategies of the two Funds. The Board noted that the Reorganization represented an opportunity to increase the Equity Trust’s assets without diluting the interests of existing stockholders. The Board further noted that the Reorganization was structured to be a tax-free transaction for the Equity Trust and that each of the Equity Trust and Sterling Capital would pay its own expenses in the Reorganization, except that the expenses of printing and mailing the Prospectus/ Proxy Statement to Sterling Capital shareholders would be shared by Sterling Capital and Gabelli Funds. No one factor was identified by the Board as the principal factor in its decision to approve the Reorganization and authorize the execution and delivery of the Agreement.
      Terms of the Agreement. The following is a summary of certain terms of the Agreement. This description is qualified by reference to the Agreement, which is attached to this Proxy Statement/ Prospectus as Exhibit A.
      The Agreement provides for the transfer of all or substantially all of the assets of Sterling Capital (other than the Reserve) to the Equity Trust in exchange solely for full shares of Equity Trust Common Stock, the assumption by the Equity Trust of the Stated Liabilities of Sterling Capital, and the distribution of Equity Trust Common Stock to the shareholders of Sterling Capital, followed by the termination, dissolution and complete liquidation (other than the Reserve) of Sterling Capital. On the Effective Date of the Reorganization, Sterling Capital will transfer all its assets, other than cash in an amount necessary to pay dividends and distributions and the Reserve, to the Equity Trust. The Equity Trust will assume only the Stated Liabilities and will not assume any other debts, liabilities or obligations of Sterling Capital.

      Sterling Capital will receive for distribution to its shareholders the number of full shares of Equity Trust Common Stock computed by dividing the aggregate value of Sterling Capital’s assets, net of its Stated Liabilities and the Reserve, by the net asset value of one share of Equity Trust Common Stock as determined by the Equity Trust on the Effective Date; except that if the average closing price of Equity Trust Common Stock for the 20 business days prior to the Effective Date of the Reorganization exceeds the net asset value per share of Equity Trust Common Stock on the Effective Date, the number of shares of Equity Trust Common Stock to be issued to Sterling Capital shall be computed according to the “Alternative Value,” as follows: the number of shares shall be computed by dividing (i) the aggregate value of Sterling Capital’s assets, net of the Stated Liabilities and the Reserve, by (ii) the lower of (x) the average of such closing prices on the NYSE for the 20 business days prior to the Effective Date and (y) 103% of the net asset value per share of Equity Trust Common Stock computed on the Effective Date.
      The Equity Trust will not issue fractional shares of Common Stock. Instead, it will deliver cash in lieu of fractional shares to Sterling Capital for distribution to its shareholders. The cash to be distributed in lieu of fractional shares will be calculated on the same basis as the formula to be used to calculate the number of full shares.
      As soon as possible after the Effective Date, Sterling Capital will distribute in complete liquidation (other than the Reserve), pro rata to its stockholders of record, all of the Equity Trust Common Stock and cash in lieu of fractional shares. Upon completion of that distribution, Sterling Capital will thereupon proceed to dissolve and terminate in accordance with the New York Business Corporation Law and other applicable law, and the Reserve will be transferred to a liquidating trust for the benefit of Sterling Capital shareholders. Any portion of the Reserve remaining after all expenses associated with the Reorganization have been paid will be distributed to Sterling Capital Shareholders by the liquidating trust. All issued and outstanding shares of Sterling Capital (“Sterling Capital Shares”) will be cancelled on its books.
      The Equity Trust will not issue new certificates evidencing ownership of Equity Trust Common Stock to shareholders of Sterling Capital holding share certificates until such shareholders have surrendered their outstanding certificates or, in the event of lost certificates, posted adequate bond. Sterling Capital will request its shareholders with share certificates to surrender their certificates or post adequate bond therefor. The Equity Trust will not pay dividends to a shareholder of Sterling Capital who continues to hold Sterling Capital share certificates unless and until such Sterling Capital shareholder has surrendered his or her certificates for exchange.
      Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, shareholders of Sterling Capital will be furnished with instructions for exchanging their stock certificates for stock certificates of the Equity Trust.
      The Agreement may be terminated at any time prior to the Effective Date, whether before or after approval of the Agreement by Sterling Capital shareholders, or the Effective Date may be postponed, by mutual consent of the Board of Directors of each Fund or by either Fund if the other Fund has violated a condition of the Agreement.
      Expenses of the Reorganization. For information about the expenses of the Reorganization, see “Synopsis — Expenses of the Reorganization.”
      Tax Considerations. The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold their Sterling Capital Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

      It is a condition to closing the Reorganization that Sterling Capital will receive an opinion of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), counsel to Sterling Capital, and the Equity Trust will receive an opinion of Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Equity Trust, dated as of the closing date of the Reorganization, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Equity Trust or Sterling Capital upon the transfer to the Equity Trust of all or substantially all of the assets of the Sterling Capital in exchange solely for Equity Trust Common Stock and the assumption by the Equity Trust of the Stated Liabilities and the subsequent liquidation of Sterling Capital.

•	No gain or loss will be recognized by a shareholder of Sterling Capital who exchanges all of his, her or its Sterling Capital Shares solely for Equity Trust Common Stock pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of Equity Trust Common Stock, as discussed below).

•	The aggregate tax basis of the Equity Trust Common Stock received by a shareholder of Sterling Capital pursuant to the Reorganization will be the same as the aggregate tax basis of the Sterling Capital Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of Equity Trust Common Stock for which cash is received).

•	A shareholder of Sterling Capital that receives cash in lieu of a fractional share of Equity Trust Common Stock pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder’s tax basis in its Sterling Capital Shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Sterling Capital Shares is more than one year as of the date of the exchange.

•	The holding period of the Equity Trust Common Stock received by a shareholder of Sterling Capital pursuant to the Reorganization will include the holding period of the Sterling Capital Shares surrendered in exchange therefor.

•	The Equity Trust’s tax basis in Sterling Capital’s assets received by the Equity Trust pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of Sterling Capital immediately prior to the Reorganization, and the Equity Trust’s holding period of such assets will, in each instance, include the period during which the assets were held by Sterling Capital.

      The opinions of Skadden and Willkie, in each case, will be based on U.S. federal income tax law in effect on the closing date of the Reorganization. Also, in rendering their respective opinions, Skadden and Willkie will each rely upon certain representations of the management of the Equity Trust and Sterling Capital and assume, among other things, that the Reorganization will be consummated in accordance with the Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.
      A shareholder of Sterling Capital that dissents to the Reorganization and that perfects his, her or its appraisal rights generally should recognize capital gain or loss at the effective time of the Reorganization in an amount equal to the difference between the “amount realized” by the shareholder and the shareholder’s tax basis in his, her or its Sterling Capital Shares. For this purpose, although there is no authority directly on point, the “amount realized” by a shareholder should be approximately equal to the net asset value of the shareholder’s Sterling Capital Shares at the effective time of the Reorganization. Capital gain or loss should also be recognized by such Sterling Capital shareholder at the time the appraisal proceeds are received, to the extent that the amount of such proceeds exceeds or is less than the amount realized by such Sterling Capital shareholder at the effective time of the Reorganization. In addition, a portion of such proceeds may be characterized as interest income, thus reducing the amount of such capital gain or increasing the amount of such capital loss (as the case may be). Shareholders of Sterling Capital are encouraged to consult their tax advisers as to the tax consequences of exercising appraisal rights.
      A portion of the portfolio assets of Sterling Capital may be sold in connection with the Reorganization. Any capital gains recognized in these sales on a net basis will be distributed to Sterling Capital’s shareholders as taxable capital-gain dividends (to the extent of net realized long-term capital gains) and/or taxable ordinary dividends (to the extent of net realized short-term capital gains).
      For U.S. federal income tax purposes, distributions from the liquidating trust will be taxable to the former shareholders of Sterling Capital. Please consult your own tax advisor in this regard.
      The Equity Trust intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Sterling Capital and its shareholders.
      For five years after the Closing Date, the combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with certain built-in losses, if any, attributable to the other Fund.
      Required Vote. Approval of the Reorganization requires the affirmative vote of the holders of two-thirds of the votes of all outstanding shares of Sterling Capital entitled to vote thereon on the record date.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Description of Common Stock
      The Equity Trust. Pursuant to an amendment to the Equity Trust’s Articles of Incorporation that was approved by stockholders in 2004, the Board of Directors may increase or decrease the aggregate number of shares of stock of the Equity Trust or the number of shares of stock of any class or series that the Equity Trust has authority to issue without stockholder approval. The Equity Trust is currently authorized to issue 182,000,000 shares of Common Stock, $.001 par value. Shares of Equity Trust Common Stock entitle its holders to one vote per share. Holders of Equity Trust Common Stock are entitled to share equally in dividends authorized by the Equity Trust’s Board of Directors payable to the holders of such Common Stock and in the net assets of the Equity Trust available on liquidation for distribution to holders of such Common Stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of Common Stock of the Equity Trust are fully paid and non-assessable. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Equity Trust’s assets after payment of debts and expenses and the amounts payable to holders of the Equity Trust preferred stock ranking senior to the Common Stock as described below.
      Upon a liquidation, dissolution or winding up of the affairs of the Equity Trust (whether voluntary or involuntary), holders of the Equity Trust preferred stock then outstanding will be entitled to receive out of the assets of the Equity Trust available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of Equity Trust Common Stock, a liquidation distribution in the amount of the liquidation preference of the preferred stock plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Equity Trust but excluding interest thereon), and such preferred stockholders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Unless and until the liquidation payments due to preferred stockholders have been paid in full, no dividends or distributions will be made to holders of Equity Trust Common Stock.
      The Equity Trust is currently authorized to issue up to 18,000,000 shares of $0.001 par value cumulative preferred stock. The cumulative preferred stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to holders of Equity Trust Common Stock.
      The Equity Trust holds shareholder meetings annually.
      Sterling Capital. Sterling Capital is authorized to issue 10,000,000 shares of common stock, par value $1 per share.

      The following table shows information about the common stock of each Fund as of June 30, 2005.

(4)
Amount Issued and
			(3)	Outstanding Exclusive
	(1)	(2)	Amount held by Fund	of Amount Shown
	Title of Class	Amount Authorized	for its Own Account	Under (3)

STERLING CAPITAL	Common Stock, $1 par value	10,000,000 shares	N/A	2,500,000 shares
EQUITY TRUST	Common Stock, $0.001 par value	182,000,000 shares	N/A	141,702,724 shares
      The shares of common stock of Sterling Capital are listed and traded on the AMEX under the symbol “SPR.” The shares of Common Stock of the Equity Trust are listed and traded on the NYSE under the symbol “GAB.” As of June 30, 2005, the net asset value of Sterling Capital common stock was $7.29, and the market price per share was $7.00. As of June 30, 2005, the net asset value of Equity Trust Common Stock was $8.38, and the market price per share was $8.98.
Share Repurchases
      Holders of Equity Trust Common Stock do not, and will not, have the right to require the Equity Trust to repurchase their stock. The Equity Trust, however, may repurchase its Common Stock from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred stock. The Board of Directors has adopted a policy to authorize such repurchases when Equity Trust Common Stock is trading at a discount of 10% or more from net asset value. The policy does not limit the amount of shares of Common Stock that can be repurchased. The percentage of the discount from net asset value at which share repurchases will be authorized may be changed by the Board of Directors. Pursuant to the 1940 Act, the Equity Trust may repurchase its Common Stock on a securities exchange (provided that the Equity Trust has informed its stockholders within the preceding six months of its intention to repurchase such stock) or pursuant to tenders or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Equity Trust.
      When the Equity Trust repurchases its Common Stock for a price below net asset value, the net asset value of the Common Stock that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Stock will be affected, either positively or negatively. During the year ended December 31, 2004 and the six months ended June 30, 2005, the Equity Trust did not repurchase any shares of its Common Stock in the open market.
      Sterling Capital. Sterling Capital has not repurchased, and has no present intention to repurchase, any of its common stock.
Discount to Net Asset Value
      Shares of closed-end investment companies often trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.
      As of June 30, 2005, shares of Sterling Capital traded at a discount to net asset value of 3.98%, although prior to the announcement of the Reorganization, shares of Sterling Capital generally traded at a larger discount to net asset value. The Equity Trust’s shares have traded in the market for periods of time above and below net asset value, and recently have traded generally at a premium to net asset value. As of June 30, 2005, shares of the Equity Trust traded at a market price premium to net asset value of 7.16%. There can be no assurance that Equity Trust Common Stock will continue to trade at a premium before or after the Reorganization.

PER SHARE DATA FOR STERLING CAPITAL
COMMON STOCK TRADED ON THE AMEX

					Premium
					(Discount)
Period (Calendar Year)	Market Price		Net Asset Value		as % of NAV

FISCAL YEAR 2003	High	Low	High	Low	High	Low
Q1	$5.15	$4.90	$6.30	$6.11	(15.65)%	(22.27)%
Q2	$5.45	$5.00	$6.59	$6.26	(17.25)%	(24.08)%
Q3	$5.45	$5.00	$6.60	$6.55	(16.95)%	(23.69)%
Q4	$5.45	$5.15	$7.20	$6.88	(22.51)%	(25.72)%
FISCAL YEAR 2004	High	Low	High	Low	High	Low
Q1	$5.55	$5.10	$7.36	$7.17	(22.59)%	(30.66)%
Q2	$5.50	$5.21	$7.20	$6.99	(21.59)%	(27.03)%
Q3	$6.00	$5.25	$7.05	$6.91	(14.91)%	(24.69)%
Q4	$6.45	$5.70	$7.47	$7.17	(10.04)%	(23.66)%
FISCAL YEAR 2005	High	Low	High	Low	High	Low
Q1	$5.95	$5.45	$7.32	$7.19	(17.30)%	(25.25)%
Q2	$7.13	$5.61	$7.29	$7.18	(2.16)%	(22.78)%
PER SHARE DATA FOR THE EQUITY TRUST
COMMON STOCK TRADED ON THE NYSE

					Premium
					(Discount)
Period	Market Price		Net Asset Value		as % of NAV

FISCAL YEAR 2003	High	Low	High	Low	High	Low
Q1	$7.82	$6.54	$6.70	$5.35	26.72%	8.13%
Q2	$8.04	$6.93	$7.04	$5.67	23.62%	9.29%
Q3	$7.79	$7.28	$7.34	$6.76	11.54%	2.90%
Q4	$8.04	$7.39	$7.98	$7.06	5.88%	(0.63)%
FISCAL YEAR 2004	High	Low	High	Low	High	Low
Q1	$9.09	$8.06	$8.49	$7.70	12.47%	0.37%
Q2	$8.70	$7.75	$8.32	$7.62	6.53%	0.64%
Q3	$8.71	$7.98	$8.22	$7.31	12.68%	1.63%
Q4	$9.26	$8.29	$8.70	$7.66	9.14%	3.24%
FISCAL YEAR 2005	High	Low	High	Low	High	Low
Q1	$9.27	$8.82	$8.88	$8.26	8.84%	3.83%
Q2	$9.18	$8.52	$8.51	$8.07	8.69%	4.32%

Capitalization
      The following table shows the capitalization of Sterling Capital on an unaudited basis and the Equity Trust on an unaudited basis as of June 30, 2005 and on a pro forma basis as of that same date giving effect to the Reorganization:

	Sterling		Pro Forma	Pro Forma
	Capital	The Equity Trust	Adjustments	Reorganization(1)

Net assets attributable to common stock shareholders	$18,219,000	$1,187,956,771	$(575,000)	$1,205,600,771	(2)
Net asset value per share	$7.29	$8.38	$0.01	$8.39	(3)
Shares outstanding	2,500,000	141,702,724	(429,768)	143,772,956	(4)

(1)	The Equity Trust is the “accounting survivor,” meaning that the entity surviving the Reorganization will have substantially the same attributes as the Equity Trust in terms of portfolio management, portfolio composition, investment objective, policies and restrictions and expenses.

(2)	Assumes that the Reorganization had been consummated on June 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of Equity Trust Common Stock shareholders of Sterling Capital will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Equity Trust Common Stock that actually will be received on or after such date. Assumes accrual of estimated Reorganization-related expenses of $100,000 for Sterling Capital and $225,000 for the Equity Trust, as well as a reduction of $250,000 attributable to the Sterling Reserve.

(3)	Net asset value per share after Reorganization-related expenses and distribution of ordinary income, if any.

(4)	Assumes the issuance of 2,070,232 shares of Equity Trust Common Stock in exchange for the net assets of Sterling Capital. The number of shares issued was based on the net assets of Sterling Capital, net of the Reserve of $250,000 and estimated Reorganization-related expenses of $100,000, and 103% of the net asset value of the Equity Trust on June 30, 2005, which is $8.6314.
      Trading Volume. The following table shows the average daily trading volume of the Common Stock of the Equity Trust and shares of Sterling Capital for each of the five most recent calendar years as reported by the NYSE and AMEX, respectively.

	The Equity Trust	Sterling Capital

2000	109,539 shares	207 shares
2001	195,769 shares	206 shares
2002	213,011 shares	499 shares
2003	181,152 shares	268 shares
2004	153,971 shares	295 shares
Dividends and Other Distributions
      The Equity Trust. The Equity Trust may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Equity Trust reserves the authority to distribute its net capital gain in any year. The Equity Trust has a policy, which may be modified at any time by its Board of Directors, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common shareholders. The Equity Trust’s current quarterly distribution level was raised to $0.19 per share for the third quarter, a 6% increase from the previous quarter’s $0.18 per share distribution. The Equity Trust anticipates an adjusting distribution in the fourth quarter of a sufficient amount to pay 10% of the average net asset value of the Equity Trust, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater. Each quarter, the Board of Directors of the Equity Trust reviews the amount of any potential distribution and the income, capital gains or capital available. This policy permits holders of Equity Trust Common Stock to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their Common Stock without having to sell shares. To avoid paying income tax at the corporate level, the Equity Trust distributes substantially all of its investment company taxable income and net capital gain. In the event that the Equity Trust’s investment company taxable income and net capital gain exceed the total of its quarterly distributions, the Equity Trust intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in the stock. The amount treated as a tax-free return of capital will reduce a stockholder’s tax basis in the stock, thereby increasing such stockholder’s potential gain or reducing his or her potential loss on the sale of the stock. Any amounts distributed to a stockholder in excess of the basis in the stock will be taxable to the stockholder as capital gain. The Equity Trust’s distribution policy may cause it to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions it would be required to make in order to avoid liability for federal income tax. In certain situations, this excess distribution may cause shareholders to be liable for taxes for which they would not otherwise be liable if the Equity Trust paid only that amount required to avoid liability for federal income tax.
      In the event the Equity Trust distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Equity Trust’s total assets and, therefore, have the likely effect of increasing its expense ratio. In addition, in order to make such distributions, the Equity Trust might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
      The Equity Trust, along with other closed-end registered investment companies advised by Gabelli Funds, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Equity Trust with respect to its Common Stock calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Equity Trust’s average net asset value over a specified period of time or market price per share of Common Stock at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Equity Trust to make distributions with respect to its preferred stock in accordance with such stock’s terms.
      Sterling Capital. If the Reorganization is approved by Sterling Capital’s shareholders, then as soon as practicable before the Effective Date, Sterling Capital will pay its shareholders a cash distribution of all undistributed investment company taxable income and net capital gain. The reorganization will restrict the availability of certain favorable tax attributes of Sterling Capital following the reorganization, including any capital loss carryover.
Portfolio Valuation
      The Equity Trust. The net asset value of Equity Trust Common Stock is computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the NYSE.
      Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds.
      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
      The Equity Trust obtains valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Equity Trust’s Board of Directors.
      In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Equity Trust determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on its net asset value per share, the Equity Trust may fair value such portfolio securities based on available market information as of the time it determines its net asset value.
      Sterling Capital. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.
Portfolio Transactions
      The Equity Trust. Subject to policies established by the Board of Directors of the Equity Trust, Gabelli Funds is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Equity Trust. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Equity Trust. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Equity Trust’s Board of Directors has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of Gabelli Funds, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Equity Trust a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Equity Trust has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, Gabelli Funds seeks to obtain the best price and execution for the Equity Trust, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While Gabelli Funds generally seeks reasonably competitive commission rates, the Equity Trust does not necessarily pay the lowest commission available.
      Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to Gabelli Funds or its affiliates may receive orders for transactions by the Equity

Trust. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by Gabelli Funds under the Investment Advisory Agreement and the expenses of Gabelli Funds will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Gabelli Funds and its affiliates in providing services to clients other than the Equity Trust, and not all such information is used by Gabelli Funds in connection with the Equity Trust. Conversely, such information provided to Gabelli Funds and its affiliates by brokers and dealers through whom other clients of Gabelli Funds and its affiliates effect securities transactions may be useful to Gabelli Funds in providing services to the Equity Trust.
      Although investment decisions for the Equity Trust are made independently from those of the other accounts managed by Gabelli Funds and its affiliates, investments of the kind made by the Equity Trust may also be made by those other accounts. When the same securities are purchased for or sold by the Equity Trust and any of such other accounts, it is the policy of Gabelli Funds and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Equity Trust.
      Sterling Capital. Decisions to buy and sell securities for Sterling Capital are made by its Investment Committee, pursuant to policies approved by its Board of Directors, which periodically reviews investment decisions. The officers and Investment Committee of Sterling Capital are also responsible for placing orders for the purchase and sale of securities and placing its brokerage business.
Dividend Reinvestment Plan
      The Equity Trust. Under the Equity Trust’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a stockholder whose shares of Equity Trust Common Stock are registered in his own name will have all distributions reinvested automatically by EquiServe Trust Company (“EquiServe”), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Equity Trust Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.
      Under the Plan, whenever the market price of Equity Trust Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of Equity Trust Common Stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Equity Trust Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Equity Trust Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust, valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will purchase the Equity Trust Common Stock for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at the greater of net asset value or 95% or market value if, following the commencement of such purchases, the market value of the Common Stock exceeds net asset value.
      Participants in the Plan have the option of making additional cash payments to EquiServe, semi-monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of Equity Trust Common Stock in the open market on or about the 1st and 15th of each month. EquiServe will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 1st and 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.
      EquiServe maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant’s stockholder account under the Plan. In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who participate in the Plan.
      Experience under the Plan may indicate that changes are desirable. Accordingly, the Equity Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at P.O. Box 43010, Providence, RI 02940-3010.
      Sterling Capital. Sterling Capital does not have a dividend reinvestment plan.
COMPARISON OF ORGANIZATIONAL STRUCTURE OF
THE EQUITY TRUST AND STERLING CAPITAL
      Sterling Capital is organized as a New York corporation and the Equity Trust is organized as a Maryland corporation. Key differences between the Funds’ articles of incorporation and by-laws are discussed below.
Sterling Capital
      The full text of Sterling Capital’s Certificate of Incorporation (the “Certificate”) and By-Laws are on file with the SEC.
      Indemnification of Directors and Officers. Sterling Capital’s Certificate provides that Sterling Capital, to the fullest extent permitted by law, may indemnify its current and former Directors, officers and employees against reasonable expenses incurred in connection with an action by or in the right of Sterling Capital to procure a judgment in its favor in which they may be involved because of their offices or association with Sterling Capital. The Certificate does not permit indemnification in connection with any such matter to which such person would otherwise be subject if such person is adjudicated to not have performed their duties in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances. Indemnification is also unavailable in connection with such matters for amounts paid in settling or otherwise disposing of a threatened action, or a pending action, with or without court approval, or expenses incurred in defending a threatened action, or a pending action which is settled or otherwise disposed of, without court approval. In addition, the Certificate does not permit indemnification of Sterling Capital’s Directors and officers in connection with such matters if they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      Sterling Capital’s Certificate also provides that Sterling Capital, to the fullest extent permitted by law, may indemnify its current and former Directors, officers and employees against judgments, fines, amounts paid in settlement and reasonable expenses incurred in connection with an action in which they may be involved because of their offices or association with Sterling Capital, other than an action by or in the right of Sterling Capital to procure a judgment in its favor, if such person acted in good faith for a purpose which such person reasonably believed to be in the best interest of Sterling Capital and, in addition, with respect to criminal actions or proceedings, such person had no reasonable cause to believe that such person’s conduct was unlawful. In connection with the foregoing, the termination of any civil or criminal action or proceeding by a judgment, settlement, conviction or plea of nolo contendere, or its equivalent, shall not in itself create a presumption that a person did not act in good faith for a purpose which such person reasonably believed to be in the best interests of Sterling Capital or that such person had reasonable cause to believe that such person’s conduct was unlawful.
      A person who has been wholly successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding shall be entitled to indemnification as discussed above.
      Sterling Capital is a New York corporation. New York law does not permit indemnification of present or former Directors, officers or employees in connection with any threatened or pending action by or in the right of Sterling Capital to procure a judgment in its favor to which such person may be made a party by reason of their service to Sterling Capital (i) which is settled or otherwise disposed of or (ii) as to which such person shall be adjudged to be liable to Sterling Capital, unless and only to the extent that the court on which such action was brought, or, if no action was brought, any court with jurisdiction, determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such portion of the settlement amount and expenses as the court deems proper. In addition, New York law prohibits indemnification of Directors and officers if a judgment or other final adjudication adverse to the Director or officer establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.
      The Certificate permits Sterling Capital to advance reasonable expenses to current or former Directors, officers and employees in connection with the defense by any such person of a civil or criminal action, subject to repayment to Sterling Capital by such person if it is ultimately found such person was not entitled to such indemnification or to the extent any advances exceed the indemnification to which such person is entitled, provided that one of the following conditions is met: (i) a majority of the directors of Sterling Capital present at a meeting at which one-third of the directors of Sterling Capital not party to the action or proceeding are present determines that the person seeking indemnity meets the applicable standard of conduct for indemnification; (ii) the Board obtains a written opinion of independent legal counsel which states that indemnification is proper in the circumstances because the person seeking indemnification has met the applicable standard of conduct for indemnification; (iii) the shareholders of Sterling Capital find that the person seeking indemnification has met the applicable standard of conduct for indemnification; or (iv) a court has ordered such expenses to be advanced to such person.
      Sterling Capital’s Certificate requires that, upon payment of any amount in indemnification of a person as described above, other than pursuant to court order or shareholder action, that shareholders be notified of the facts and circumstances related to such payment.
      Voting Rights of Common Stock. The shareholders of Sterling Capital have one vote per share of common stock held by such shareholder on all matters submitted to the shareholders for action. Sterling Capital does not have any preferred stock outstanding.
      Dividends and Distributions to Holders of Common Stock. Other than restrictions imposed on Sterling Capital by the 1940 Act or applicable New York law, there are no restrictions on the ability of Sterling Capital to pay a duly declared dividend to the holders of its common stock.
The Equity Trust
      The full text of the Equity Trust’s Articles of Incorporation and Articles Supplementary (collectively, the “Charter”) and By-Laws are on file with the SEC and these documents, as may be amended from time to time, will govern the Equity Trust after the Reorganization.
      Indemnification of Directors and Officers. The Equity Trust’s By-Laws provide that the Equity Trust, to the fullest extent permitted by law, will indemnify its current and former Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices or association with the Equity Trust. The By-Laws do not permit indemnification against any liability to which such person would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland law does not permit indemnification of present or former directors, officers, employees or agents in connection with any proceeding to which they may be made a party by reason of their service to the Equity Trust if (i) the act or omission of such person or entity was material to the matter giving rise to the proceeding and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; (ii) such person or entity actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, such person or entity had reasonable cause to believe that the act or omission was unlawful.
      Under Maryland law, the Equity Trust is not permitted to indemnify for an adverse judgment in a suit by or in the right of the Equity Trust for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director, officer, employee or agent did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create such a presumption.
      The By-Laws and Maryland law permit the Equity Trust to advance reasonable expenses to current or former Directors, officers, employees and agents upon the Equity Trust’s receipt of a written affirmation by such person or entity of its good faith belief that it has met the standard of conduct necessary for indemnification by the Equity Trust, and a written undertaking by such person or entity (or on its behalf) to repay the amount paid or reimbursed by the Equity Trust if it is ultimately determined that such person or entity did not meet the requisite standard of conduct. The By-Laws further require that one of the following conditions must also be met to advance payment of expenses: (i) the person or entity seeking indemnification shall provide a security in the form and amount acceptable to the Equity Trust for its undertaking; (ii) the Equity Trust is insured against losses arising by reason of the advance; (iii) approval by a majority of a quorum of the Directors of the Equity Trust who are neither “interested persons” as defined by Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (iv) a written opinion of independent legal counsel, based on a review of the facts readily available to the Equity Trust at the time the advance is proposed to be made, to the effect that there is reason to believe that the person or entity seeking indemnification will ultimately be found to be entitled to indemnification.
      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by final judgment as being material to the cause of action. The Equity Trust’s Charter provides for such a limitation, except to the extent such exemption is not permitted by the 1940 Act, as amended from time to time.
      Voting Rights of Common Stock and Preferred Stock. The holders of the Equity Trust’s cumulative preferred stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Equity Trust Common Stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of Equity Trust Common Stock, approval of a majority, as defined in the 1940 Act, of the holders of any outstanding shares of cumulative preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the cumulative preferred stock, and (b) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Equity Trust’s subclassification as a closed-end investment company or changes in its investment objectives or fundamental investment restrictions. Under the Equity Trust’s Charter and the 1940 Act, holders of the Equity Trust’s outstanding preferred stock, voting as a separate class, are entitled to elect two Directors, and holders of outstanding Equity Trust Common Stock and preferred stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Equity Trust’s Charter and By-Laws. The holders of the Equity Trust’s outstanding preferred stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Equity Trust’s preferred stock are in arrears for two full years. No dividend arrearages exist at this time.
      Dividends and Distributions to Holders of Common Stock and Preferred Stock. Dividends on shares of the Equity Trust cumulative preferred stock are cumulative. The Equity Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the Charter with respect to the cumulative preferred stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the 7.20% Series B, Series C Auction Rate, 5.875% Series D, and Series E Auction Rate Cumulative Preferred Stock at a redemption price of $25, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust’s ability to pay dividends to holders of its Common Stock and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to holders of its Common Stock.
      Anti-Takeover Provisions of the Charter and By-Laws. The Equity Trust presently has provisions in its Charter and By-Laws which could have the effect of limiting, in each case:

•	the ability of other entities or persons to acquire control of the Equity Trust;

•	the Equity Trust’s freedom to engage in certain transactions; or

•	the ability of the Equity Trust’s Directors or stockholders to amend the Charter and By-Laws or effectuate changes in its management.
      These provisions may be regarded as “anti-takeover” provisions. The Board of Directors of the Equity Trust is divided into three classes, each having a term of three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Equity Trust to change the majority of Directors. A Director of the Equity Trust may be removed only for cause and by a vote of a majority of the votes entitled to be cast for the election of Directors. In addition, the affirmative vote of the holders of two-thirds of the Equity Trust’s outstanding shares of each class (voting separately) is required to authorize the conversion of the Equity Trust from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

•	the merger or consolidation of the Equity Trust with any entity;

•	the issuance of any securities of the Equity Trust for cash to any entity or person;

•	the sale, lease or exchange of all or any substantial part of the assets of the Equity Trust to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

•	the sale, lease or exchange to the Equity Trust, in exchange for its securities, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);
if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Equity Trust. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Equity Trust’s preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changing the Equity Trust’s subclassification as a closed-end investment company, changing the Equity Trust’s investment objectives or changing its fundamental investment restrictions.
      Maryland corporations that are subject to the Securities Exchange Act of 1934 and have at least three outside directors, such as the Equity Trust, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation’s charter and by-laws. Accordingly, notwithstanding its Charter or By-Laws, under Maryland law the Equity Trust’s Board of Directors may elect by resolution to, among other things:

•	require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

•	reserve for the Board the right to fix the number of directors;

•	provide that directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

•	retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a director, with any director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.
      The Board may make any of the foregoing elections without amending the Equity Trust’s Charter or By-Laws and without stockholder approval. Though a corporation’s charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Equity Trust’s Board currently is not prohibited from making any such elections.
      The provisions of the Charter and By-Laws described above could have the effect of depriving the owners of shares in the Equity Trust of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Equity Trust in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the stockholders generally.
MANAGEMENT OF THE FUNDS
The Equity Trust
      The business and affairs of the Equity Trust are managed under the direction of its Board of Directors, and the day-to-day operations are conducted through or under the direction of its officers.
      The Directors and Executive Officers of the Equity Trust are as follows:

Number of
	Term of Office	Funds in
	and Length	Complex	Principal	Other
Name, Position(s),	of Time	Overseen by	Occupation(s) During	Directorships Held
Address and Age(1)	Served(2)	Director	Past Five Years	by Director

Interested Directors:(3)
Mario J. Gabelli Director and Chief Investment Officer Age: 63	Since 1986**	24	Chairman of the Board, Chief Executive Officer of Gabelli Asset Management Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Investors, Inc.; Vice Chairman and Chief Executive Officer of Lynch Interactive Corporation (multimedia and services)	Director of Morgan Group Holdings, Inc. (holding company)

		Number of
	Term of Office	Funds in
	and Length	Complex	Principal	Other
Name, Position(s),	of Time	Overseen by	Occupation(s) During	Directorships Held
Address and Age(1)	Served(2)	Director	Past Five Years	by Director

Karl Otto Pöhl Director Age: 75	Since 1992*	35	Member of the Shareholder Committee of Sal. Oppenheim Jr. & Cie, Zurich (private investment bank); Former President of the Deutsche Bundesbank and Chairman of its Central Bank Council (1980-1991)	Director of Gabelli Asset Management Inc. (investment management); Chairman, InCentive Capital AG and InCentive Asset Management AG (Zurich); Director of Sal. Oppenheim Jr. & Cie, Zurich (private investment bank)
Non-Interested Directors:
Thomas E. Bratter Director Age: 66	Since 1986**	3	Director, President and Founder, The John Dewey Academy (residential college preparatory therapeutic high school)	None
Anthony J. Colavita(4) Director Age: 69	Since 1999***	37	Partner in the law firm of Anthony J. Colavita, P.C.	None
James P. Conn(4) Director Age: 67	Since 1989*	14	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of LaQuinta Corp. (hotels) and First Republic Bank (banking)
Frank J. Fahrenkopf, Jr. Director Age: 65	Since 1998***	5	President and Chief Executive Officer of the American Gaming Association; Partner in the law firm of Hogan & Hartson; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee	Director of First Republic Bank (banking)
Arthur V. Ferrara Director Age: 74	Since 2001**	9	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995); President, Chief Executive Officer and a Director prior thereto	Director of The Guardian Life Insurance Company of America and 5 mutual funds within the Guardian Fund Complex

Number of
	Term of Office	Funds in
	and Length	Complex	Principal	Other
Name, Position(s),	of Time	Overseen by	Occupation(s) During	Directorships Held
Address and Age(1)	Served(2)	Director	Past Five Years	by Director

Anthony R. Pustorino Director Age: 80	Since 1986*	17	Certified Public Accountant; Professor Emeritus, Pace University	Director of Lynch Corporation (diversified manufacturing)
Salvatore J. Zizza Director Age: 59	Since 1986***	25	Chairman, Hallmark Electrical Supplies Corp.	Director of Hollis Eden Pharmaceuticals and Earl Scheib, Inc. (automotive services)
Officers:
Bruce N. Alpert President and Treasurer Age: 53	Since 1988	N/A	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988. Director and President of Gabelli Advisers, Inc. since 1988. Officer of all the registered investment companies in the Gabelli fund complex.	N/A
Carter W. Austin Vice President Age: 38	Since 2000	N/A	Vice President of Gabelli Funds, LLC since 1996. Vice President of Gabelli Dividend & Income Trust since 2003.	N/A
Dawn M. Donato Assistant Vice President Age: 37	Since 2004	N/A	Assistant Vice President of Gabelli Funds, LLC since 2004. Registered Representative for Gabelli & Company, Inc. since 2002; Senior Sales Representative for Manulife Wood Logan, Inc. prior to 2002.	N/A

Number of
	Term of Office	Funds in
	and Length	Complex	Principal	Other
Name, Position(s),	of Time	Overseen by	Occupation(s) During	Directorships Held
Address and Age(1)	Served(2)	Director	Past Five Years	by Director

Peter D. Goldstein Chief Compliance Officer Age: 51	Since 2004	N/A	Director of Regulatory Affairs for Gabelli Asset Management Inc. since 2004. Chief Compliance Officer of all the registered investment companies in the Gabelli fund Complex. Vice President of Goldman Sachs Asset Management from 2000-2004; Deputy General Counsel of Gabelli Asset Management Inc. from 1998- 2000	N/A
James E. McKee Secretary Age: 42	Since 1995	N/A	Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all the registered investment companies in the Gabelli fund complex	N/A

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)	The Equity Trust’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The three year term for each class is as follows:

*	Term continues until the Equity Trust’s 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

**	Term continues until the Equity Trust’s 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

***	Term continues until the Equity Trust’s 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)	“Interested person” of the Equity Trust as defined in the 1940 Act. Messrs. Gabelli and Pöhl are each considered an “interested person” because of their affiliation with Gabelli Funds, the Equity Trust’s investment adviser.

(4)	As a Director, elected solely by holders of the Equity Trust’s Preferred Stock.

      Non-resident Director. Karl Otto Pöhl, a director of the Equity Trust, resides outside the United States and all or a significant portion of his assets are located outside the United States. Mr. Pöhl does not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against Mr. Pöhl in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against Mr. Pöhl in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.
      Investment Management. Gabelli Funds, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Equity Trust pursuant to an investment advisory agreement. Gabelli Funds was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2005, Gabelli Funds acted as registered investment adviser to 28 management investment companies with aggregate net assets of $12.8 billion. Gabelli Funds, together with other affiliated investment advisers, had assets under management totaling approximately $27.6 billion as of June 30, 2005. GAMCO Investors, Inc., an affiliate of Gabelli Funds, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.2 billion under management as of June 30, 2005. Gabelli Fixed Income LLC, an affiliate of Gabelli Funds, acts as investment adviser for The Treasurer’s Fund and separate accounts having aggregate assets of approximately $400 million under management as of June 30, 2005. Gabelli Advisers, Inc., an affiliate of Gabelli Funds, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of June 30, 2005.
      Gabelli Funds is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of Gabelli Funds on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.
      Gabelli Funds has sole investment discretion for the Equity Trust’s assets under the supervision of the Equity Trust’s Board of Directors and in accordance with the Equity Trust’s stated policies. Gabelli Funds will select investments for the Equity Trust and will place purchase and sale orders on behalf of the Equity Trust. For information about the Equity Trust’s investment advisory fees, including amounts paid for the year ended December 31, 2004, see “Synopsis — Investment Adviser and Fee Information — The Equity Trust.”
      The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of Gabelli Funds. (Unless otherwise noted, the person’s position at Gabelli Funds constitutes his principal occupation.) Each person’s address is One Corporate Center, Rye, New York 10580-1422.

Name	Position with Gabelli	Principal Occupation

Gabelli Asset Management Inc.	Sole member	N/A
Mario J. Gabelli	Chief Investment Officer — Value Portfolios	See above.
Bruce N. Alpert	Executive Vice President and Chief Operating Officer	See above.
James E. McKee	Secretary	See above.
Peter D. Goldstein	Chief Compliance Officer	See above.
      Portfolio Manager Information. It is anticipated that Mr. Mario J. Gabelli will continue as the Equity Trust’s portfolio manager after the Reorganization. Additionally, Mr. Caesar M.P. Bryan manages approximately $76 million of the Equity Trust’s assets as of June 30, 2005. The information below lists other accounts for which Mr. Gabelli and Mr. Bryan were primarily responsible for the day-to-day management during the fiscal year ended December 31, 2004.

				Number of
				Accounts Managed	Total Assets
				with Advisory Fee	with Advisory
		Total Number of		Based on	Fee Based on
Name of Portfolio Manager	Types of Accounts	Accounts Managed	Total Assets	Performance	Performance

Mario J. Gabelli	Registered Investment Companies	24	$11.4B*	5	$493.8M*
	Other Pooled Investment Vehicles	14	$707.7M*	14	$707.7M*
	Other Accounts	1,747	$9.9B	3	$1.2B

				Number of
				Accounts Managed	Total Assets
				with Advisory Fee	with Advisory
		Total Number of		Based on	Fee Based on
Name of Portfolio Manager	Types of Accounts	Accounts Managed	Total Assets	Performance	Performance

Caesar M.P. Bryan	Registered Investment Companies	4	$409.1M*	0	$0
	Other Pooled Investment Vehicles	2	$26.9M*	2	$26.9M*
	Other Accounts	1	$1.6M	0	$0
      * Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.
      Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
      Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.
      Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Equity Trust may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.
      Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.
      Selection of Broker/ Dealers. Because of the portfolio manager’s position with the distributor of funds affiliated with the Equity Trust and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Equity Trust even if using the distributor is not in the best interest of the Equity Trust.
      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of Gabelli Funds’ management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which Gabelli Funds or its affiliates have investment interests. In Mr. Gabelli’s case, Gabelli Funds’ compensation (and expenses) for the Equity Trust is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee-based accounts than with non-performance-based accounts. In addition, he has investment interests in several of the funds managed by Gabelli Funds and its affiliates. Gabelli Funds and the Equity Trust have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Gabelli Funds and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise. In Mr. Bryan’s case, his compensation is not affected by changes in assets of the Equity Trust while it is for other accounts that he manages.
      Compensation Structure. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by Gabelli Funds for managing the Equity Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Equity Trust. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by Gabelli Funds for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of Gabelli Funds’ parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.
      The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by Gabelli Funds for managing certain accounts other than the Equity Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than Mr. Bryan’s compensation) allocable to such other accounts. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by Gabelli Funds’ parent, Gabelli Asset Management Inc., of quantitative and qualitative performance evaluation criteria.
      Mr. Bryan’s compensation for managing other pooled investment accounts is based on a percentage of net revenues received by Gabelli Funds for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by Gabelli Funds for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.
      Ownership of Shares in the Equity Trust. Set forth in the table below is the dollar range of equity securities in the Equity Trust beneficially owned by Messrs. Gabelli and Bryan:

Dollar Range of Equity
Name	Securities Held in Equity Trust*

Mario J. Gabelli	G
Caesar M.P. Bryan	A

          * Key to Dollar Ranges — Information as of December 31, 2004
          A.     None
          B.     $1 — $10,000
          C.     $10,001 — $50,000
          D.     $50,001 — $100,000
          E.     $100,001 — $500,000
          F.     $500,001 — $1,000,000
          G.     over $1,000,000
      Advisory Agreement. Under the terms of the Equity Trust’s Investment Advisory Agreement (the “Advisory Agreement”), Gabelli Funds manages the portfolio of the Equity Trust in accordance with its stated investment objectives and policies, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and manages the Equity Trust’s other business and affairs, all subject to the supervision and direction of its Board of Directors. In addition, under the Advisory Agreement, Gabelli Funds oversees the administration of all aspects of the Equity Trust’s business and affairs and provides, or arranges for others to provide, at Gabelli Funds’ expense, certain enumerated services, including maintaining the Equity Trust’s books and records, preparing reports to its stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the Equity Trust’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares of stock or valuing the Equity Trust’s investment portfolio, will be an expense of the Equity Trust under the Advisory Agreement unless Gabelli Funds voluntarily assumes responsibility for such expense.
      The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by Gabelli Funds on behalf of the Equity Trust under the Advisory Agreement, the Equity Trust pays Gabelli Funds a fee computed weekly and paid monthly at the annual rate of 1.00% of its average weekly net assets plus the liquidation value of any outstanding preferred stock. Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of Equity Trust Common Stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the preferred stock.
      The Equity Trust’s total return on the net asset value of its Common Stock is monitored on a monthly basis to assess whether the total return on the net asset value of its Common Stock exceeds the stated dividend rate or corresponding swap rate of each particular series of outstanding preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Equity Trust will accrue for the management fee on those assets during the fiscal year if it appears probable that the Equity Trust will incur the additional management fee on those assets. For the year ended December 31, 2004, the Equity Trust’s total return on the net asset value of the Common Stock exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred stock. Thus, management fees were accrued on these assets. For the six months ended June 30, 2005, the Equity Trust’s total return on the net asset value of the Common Stock did not exceed the stated dividend rates or net swap expense of all outstanding preferred stock. Thus, management fees with respect to the liquidation value of the preferred stock assets in the amount of $2,076,504 were not accrued.
      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Gabelli Funds is not liable for any error or judgment or mistake of law or for any loss suffered by the Equity Trust. As part of the Advisory Agreement, the Equity Trust has agreed that the name “Gabelli” is Gabelli Funds’ property, and that in the event Gabelli Funds ceases to act as an investment adviser to the Equity Trust, the Equity Trust will change its name to one not including “Gabelli.”
      Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Equity Trust from year to year if approved annually (i) by the Equity Trust Board of Directors or by the holders of a majority of the Equity Trust’s outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

      The cost of calculating the Equity Trust’s net asset value per share is an expense of the Equity Trust pursuant to the Advisory Agreement. During fiscal year 2004, the Equity Trust reimbursed Gabelli Funds $34,800 in connection with the cost of computing the Equity Trust’s net asset value.
      Sub-Administrator. PFPC, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Equity Trust’s sub-administrator. For these services and the related expenses borne by PFPC, Gabelli Funds pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Equity Trust and all other funds advised by Gabelli Funds and administered by PFPC, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion.
      Interest of Certain Persons. Gabelli Funds may be considered to have a financial interest in the Reorganization, arising from the fact that the amount of its management fee under the Advisory Agreement between Gabelli Funds and the Equity Trust will increase as the amount of the Equity Trust’s assets increases, and the amount of those assets will increase by virtue of the Reorganization.
Sterling Capital
      The business and affairs of Sterling Capital are managed under the direction of its Board of Directors, and the day-to-day operations are conducted through or under the direction of its officers. Sterling Capital operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations.
      The Directors and Executive Officers of Sterling Capital are as follows:

		Number of
	Term of Office	Funds in
	and Length	Complex	Principal	Other
Name, Position(s),	of Time	Overseen by	Occupation(s) During	Directorships Held
Address and Age(1)	Served(2)	Director	Past Five Years	by Director

Interested Director:(3)
Jeffrey Scheuer	Since 2004	1	Writer and private investor(4)	None
Director
Age: 52
Non-Interested Directors:
Jay Eliasberg	Since 1980	1	Private investor	None
Director
Age: 85
Arthur P. Floor	Since 1980	1	Energy consultant	None
Director
Age: 81
Nathan Kingsley	Since 1984	1	President, Total	None
Director			Communications
Age: 78			International, a media consulting firm
Archer Scherl	Since 1994	1	Private investor	None
Director
Age: 73

Number of
	Term of Office	Funds in
	and Length	Complex	Principal	Other
Name, Position(s),	of Time	Overseen by	Occupation(s) During	Directorships Held
Address and Age(1)	Served(2)	Director	Past Five Years	by Director

Officers:
Wayne S. Reisner	Since 1993	N/A	Mr. Reisner was Executive	N/A
President			Vice President of Sterling
Age: 55			Capital from July 1988 to March 1993 and was Vice President from November 1985 to July 1988. Mr. Reisner has been employed by Sterling Capital since August 1985. Mr. Reisner was also a Vice President and a Director of Windy Gates Corporation, a corporation controlled by Jeffrey Scheuer and members of his family, from March 1993 to August 2004. Mr. Reisner has been a Director and President of Winterset Management Corporation (formerly known as Manchester Capital Corporation) since December 1988 and March 1989, respectively. Mr. Reisner was a director of Carret and Company LLC from June 2002 until May 2004. Mr. Reisner has been President of Carret Asset Management, LLC since May 2004.
Michael Carey	Vice President	N/A	Mr. Carey has been employed	N/A
Vice President,	since 1999;		by Sterling Capital since
Secretary and	Secretary		February 1995.
Treasurer	since 2003;
Age: 38	Treasurer since 1997

(1)	Address: c/o Sterling Capital, 100 Wall Street, 11th Floor, New York, New York 10005, unless otherwise noted.

(2)	Each director serves for a term of one year and until his successor is duly elected and qualified.

(3)	Mr. Scheuer, together with members of the Scheuer family, may be deemed to be a controlling shareholder of Sterling Capital and Mr. Scheuer may be deemed an “interested person” of Sterling Capital as that term is defined in Section 2(a)(19) of the 1940 Act.

(4)	Mr. Scheuer has been a private investor and writer for more than the past five years.

      Decisions to buy and sell securities for Sterling Capital are made by its Investment Committee, pursuant to policies approved by its Board of Directors, which periodically reviews investment decisions. The officers and Investment Committee of Sterling Capital are also responsible for placing orders for the purchase and sale of securities and placing its brokerage business.

      Research services furnished by brokers through which Sterling Capital effects securities transactions may be used by officers and employees in connection with their duties to Walter Scheuer’s estate, members of his family and associates. Research services furnished to officers and employees by brokers in connection with their duties to Walter Scheuer’s estate, members of his family and associates may be used by such employees in connection with their duties to Sterling Capital.
      Prior to June 30, 2005, Sterling Capital sublet a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation (“Windy Gates”), a corporation controlled by Jeffrey Scheuer and members of his family. The term of the Windy Gates lease expired on June 30, 2005. The term of the sublease to Sterling Capital expired on June 30, 2005. The annual rental obligation of these premises was allocated between the Corporation and Windy Gates on the basis of each such party’s use of this space. Sterling Capital’s net annual rent expense for this space was approximately $26,000.
      Incident to the sublease arrangements for office space at 635 Madison Avenue that were in effect prior to June 30, 2005, Walter Scheuer’s estate and Sterling Capital allocated certain of the expenses incurred in connection with each of such party’s use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 2004, Walter Scheuer (and his estate) and Sterling Capital paid or accrued approximately $334,000 and $37,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of Sterling Capital rendered services to Walter Scheuer and his estate personally for which they received compensation from Walter Scheuer and his estate.
Security Ownership of Directors and Officers, and Other Principal Holders Of Sterling Capital’s Voting Securities
      The following table sets forth information concerning the shares of Sterling Capital’s common stock beneficially owned by the directors, its executive officers, all directors and officers of Sterling Capital as a group without naming them, and each person who is known by Sterling Capital to be the beneficial owner of more than five percent of Sterling Capital’s common stock as of June 30, 2005. The address of each of the directors is c/o Sterling Capital Corporation, 100 Wall Street, 11th Floor, New York, New York 10005. The address of Gaymark Associates and Wayne S. Reisner is 100 Wall Street, 11th Floor, New York, New York 10005. The address of each of Marge P. Scheuer, Susan Scheuer and Judith Scheuer is 100 Wall Street, 11th Floor, New York, New York 10005.

	Amount and Nature of		Percent of
Name of Beneficial Owner	Beneficial Owner		Class

Jay Eliasberg*	None		—
Arthur P. Floor*	None		—
Gaymark Associates	1,921,796	(a)	76.9%
Nathan Kingsley*	None		—
Archer Scherl*	None		—
Estate of Walter Scheuer	419,161	(b)	16.8%
Wayne S. Reisner	None		—
Marge P. Scheuer	221,397	(c)	8.9%
Jeffrey Scheuer*	653,644	(d)	26.1%
Susan Scheuer	400,572	(e)	16.0%
Judith Scheuer	303,154	(f)	12.1%
All Directors and Executive Officers as a Group consisting of 6 persons	2,078,396	(g)	83.1%

*	Current member of the Board of Directors of Sterling Capital.

(a)	Of the 1,921,796 shares (approximately 76.9% of Sterling Capital’s outstanding common stock) owned of record by Gaymark Associates (“Gaymark”), a limited partnership, of which Windy Gates Corporation

(“Windy Gates”) is the general partner and Mr. Scheuer is a limited partner, 18,032 shares are held for Windy Gates, 346,529 shares are held for Walter Scheuer’s estate (see note (b) below), 166,797 shares are held for Marge P. Scheuer, who was Walter Scheuer’s wife (see note (d) below), 34,068, 482,976, 204,097 and 200,904 shares, respectively, are held for the four children of Walter Scheuer (see notes (e), (f), and (g) below), 54,600 shares are held for a revocable trust which will become part of Walter Scheuer’s estate, 312,793 shares are held for seven trusts for the benefit of seven of Walter Scheuer’s grandchildren, and 101,000 shares are held for Mrs. Marcelle Halpern. The shares of the Corporation’s common stock that are reflected in the table as being beneficially owned by Gaymark do not include 56,064 shares which Gaymark has an option to acquire. Windy Gates is a New York corporation of which Jeffrey Scheuer is President, a director and a shareholder. The other shareholders of Windy Gates are Marge Scheuer and her children, David Scheuer, Susan Scheuer, Judith Scheuer and the estate of Walter Scheuer. Windy Gates, as the general partner of Gaymark, has the sole power to vote the aforementioned shares of Sterling Capital’s common stock owned by Gaymark.

(b)	Of the 419,161 shares (approximately 16.8% of Sterling Capital’s outstanding common stock) of which Walter Scheuer’s estate may be deemed to be a beneficial owner, 346,529 shares (approximately 13.9% of Sterling Capital’s outstanding common stock) are held for the estate’s account by Gaymark as described in note (a) above. Also as described in note (a) above, Gaymark holds 18,032 shares for the account of Windy Gates and 54,600 shares for the account of a revocable trust, the beneficiary of which is Walter Scheuer’s estate.

(c)	Of the 221,397 shares (approximately 8.9% of Sterling Capital’s outstanding stock) of which Mrs. Marge Scheuer may be deemed to be a beneficial owner, 166,797 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust, the beneficiary of which is Walter Scheuer’s estate, which trust’s shareholdings in Sterling Capital are described in note (b) above, of which trust Mrs. Scheuer is a trustee. Mrs. Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trust.

(d)	Of the 653,644 shares (approximately 26.1% of Sterling Capital’s outstanding stock) of which Jeffrey Scheuer may be deemed to be a beneficial owner, 482,976 shares are held for his account by Gaymark and (i) 111,668 shares are held by Gaymark for the account of two trusts for the benefit of Jeffrey Scheuer’s children and (ii) 59,000 shares are held directly by a trust for the benefit of one of Jeffrey Scheuer’s children, of which trusts Jeffrey Scheuer is a trustee. Jeffrey Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

(e)	Of the 400,572 shares (approximately 16.0% of Sterling Capital’s outstanding common stock) of which Susan Scheuer, a daughter of Walter Scheuer, may be deemed to be a beneficial owner, 204,097 shares are held for her account by Gaymark, 98,875 shares are held by Gaymark for the account of three trusts for the benefit of Susan Scheuer’s children and 97,600 shares are held directly by a trust for the benefit of one of Susan Scheuer’s children, of which trusts Susan Scheuer is a trustee. Susan Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

(f)	Of the 303,154 shares (approximately 12.1% of Sterling Capital’s outstanding common stock) of which Judith Scheuer, a daughter of Walter Scheuer, may be deemed to be a beneficial owner, 200,904 shares are held for her account by Gaymark and 102,250 shares are held by Gaymark for the account of two trusts for the benefit of Judith Scheuer’s children, of which trusts Judith Scheuer is a trustee. Judith Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

(g)	The computation of 2,078,396 (approximately 83.1% of Sterling Capital’s outstanding common stock) shares reported in this column includes all shares which may be deemed to be beneficially owned as described in the foregoing notes, but eliminates the duplication that would arise from including more than one beneficial owner of the same shares. Such shares do not include 56,064 shares, which Gaymark has an option to acquire.

      Shares of Equity Trust Common Stock received in connection with the Reorganization by persons that are considered affiliates of Sterling Capital will be subject to certain transfer restrictions contained in Rules 144 and 145 under the Securities Act due to such persons’ relationship with Sterling Capital prior to the Reorganization.
      Generally, affiliates of Sterling Capital that receive Equity Trust Common Stock in connection with the Reorganization may sell such Equity Trust Common Stock only if the following conditions are met: (i) such securities are sold in accordance with the following procedures: (a) (I) the aggregate number of securities sold by the affiliate in any three-month period cannot exceed the greater of (y) one percent of the total shares of Equity Trust Common Stock outstanding and (z) the average weekly volume of trading in Equity Trust Common Stock on The New York Stock Exchange during the four calendar weeks preceding the sale in question, (II) the Equity Trust has filed all necessary reports under the Exchange Act during the 12 months preceding such sale and (III) such securities are sold in a brokers’ transaction in which the selling affiliate did not solicit orders in anticipation of the Reorganization or make payments to anyone other that the usual and customary broker’s commission to the broker; (b) the affiliate is not an affiliate of the Equity Trust and a period of at least one year has elapsed since the date the securities were acquired in connection with the Reorganization and the Equity Trust has filed all necessary reports under the Exchange Act during the 12 months preceding such sale; or (c) the affiliate is not, and has not been for at least three months, an affiliate of the Equity Trust and a period of at least two years has elapsed since the date the securities were acquired in connection with Reorganization.
      Persons that may be considered affiliates of Sterling Capital should consult legal counsel prior to selling any Equity Trust Common Stock acquired by such person in connection with the Reorganization. For these purposes, an affiliate of Sterling Capital includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Sterling Capital.
Other Service Providers
      Custodian. Mellon Trust of New England, N.A., located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as custodian of the Equity Trust’s assets. Citibank, N.A., located at 120 Broadway, New York, NY 10271, serves as Sterling Capital’s custodian.
      Transfer Agent and Registrar. EquiServe Trust Company, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Equity Trust’s dividend disbursing agent, as agent under the Equity Trust’s automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for Equity Trust Common Stock. Registrar and Transfer Company, located at 10 Commerce Drive, Cranford, NJ 07016, serves as Sterling Capital’s transfer agent.
      Exchange Agent. American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, New York 10038, will serve as the Equity Trust’s exchange agent for the Reorganization.
      Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, New York, New York, serves as the Equity Trust’s independent registered public accounting firm. Sterling Capital has selected Tardino, Tocci & Goldstein LLP, New York, New York, as its independent registered public accounting firm.
REQUIRED VOTE
      Approval of Proposal 1 requires the affirmative vote of the holders of two-thirds of the votes of all outstanding shares of Sterling Capital entitled to vote thereon on the record date. Subject to such approval, the Reorganization is currently scheduled to be consummated promptly after the meeting. The Board of Directors of Sterling Capital recommends that the shareholders of Sterling Capital vote in favor of Proposal 1. As of June 30, 2005, members of the Scheuer family and Gaymark Associates, a limited partnership indirectly controlled by members of the Scheuer family, owned approximately 83.1% of the outstanding common stock of Sterling Capital. Sterling Capital expects that all of the shares held by members of the Scheuer family and Gaymark Associates will be voted in favor of the Reorganization, in which case the Reorganization will be approved. See “Management of the Funds — Sterling Capital — Security Ownership of Directors and Officers, and Other Principal Holders of Sterling Capital’s Voting Securities.”
      You Have Dissenters’ Appraisal Rights in Connection with the Reorganization. Because Sterling Capital shareholders are being asked to approve a sale of substantially all of Sterling Capital’s assets to the Equity Trust in connection with the Reorganization, under New York law each Sterling Capital shareholder entitled to vote on the Reorganization has the right to receive a cash payment equal to the fair value of the common stock of Sterling Capital held by such shareholder, in lieu of Equity Trust Common Stock, if such shareholder follows certain procedures to preserve and enforce such rights. The following is a brief summary of the statutory procedures to be followed by a holder of shares of Sterling Capital common stock who does not wish to accept Equity Trust Common Stock pursuant to the Reorganization in order to dissent from the Reorganization and perfect dissenters’ rights under New York law.
      THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS 623 AND 910 OF THE NEW YORK BUSINESS CORPORATION LAW, THE TEXT OF WHICH IS SET FORTH IN EXHIBIT 2 TO THIS PROXY STATEMENT/ PROSPECTUS. ANY STERLING CAPITAL SHAREHOLDER CONSIDERING DEMANDING APPRAISAL IS ADVISED TO CONSULT LEGAL COUNSEL. DISSENTERS’ RIGHTS WILL NOT BE AVAILABLE UNLESS AND UNTIL THE REORGANIZATION IS CONSUMMATED.
      A holder of shares of Sterling Capital common stock who desires to exercise its dissenters’ rights must fully satisfy the following conditions. Dissenters’ rights of appraisal will be lost and waived if the procedural requirements of Section 623 of the New York Business Corporation Law are not fully and precisely satisfied. If dissenters’ rights are lost and waived, a shareholder will be entitled to receive the consideration provided for in the Amended and Restated Agreement and Plan of Reorganization.
      In order for a Sterling Capital shareholder to preserve such shareholder’s right to receive cash in lieu of Equity Trust Common Stock in connection with the Reorganization, such shareholder must notify Sterling Capital, prior to the Special Meeting or at the Special Meeting but prior to the shareholder vote being taken at such Special Meeting, in a writing (the “Election Notice”) that indicates (i) such shareholder’s election to dissent to the Reorganization, (ii) such shareholder’s name and residence address, (iii) the number of shares as to which such shareholder dissents and (iv) a demand for payment of the fair value of such shares if the Reorganization is approved. Such Election Notice is not required from any shareholder to whom Sterling Capital did not give notice of the meeting in accordance with the New York Business Corporation Law. Submission by a Sterling Capital shareholder of a proxy indicating such shareholder does not consent to the Reorganization shall not be considered adequate notice to satisfy the aforementioned requirements.
      A shareholder may not dissent as to less than all the shares of Sterling Capital common stock as to which such shareholder has a right of dissent, held by such shareholder of record and that such shareholder owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all the shares of Sterling Capital common stock of such owner as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary. Furthermore, if the shares of Sterling Capital common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be made in that capacity, and if the shares of Sterling Capital common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be made by or for all owners of record.
      Upon filing the Election Notice with Sterling Capital or within one month thereafter, a shareholder holding Sterling Capital common stock represented by certificates must submit its stock certificates to Sterling Capital or its transfer agent, Registrar and Transfer Company, located at 10 Commerce Drive, Cranford, New Jersey 07016.
      Within 10 days after the Special Meeting, if the Reorganization is approved, Sterling Capital must give written notice of such approval (the “Approval Notice”) by registered mail to each Sterling Capital shareholder who filed an Election Notice or from whom an Election Notice was not required. However, an Approval Notice will not be sent to any shareholder who voted for the Reorganization because such shareholder will be deemed to have elected not to enforce such shareholder’s dissenters’ rights. The failure to vote against the Reorganization will not itself constitute a waiver of a shareholder’s dissenters’ rights.
      Within 20 days after the giving of an Appraisal Notice to a shareholder, any shareholder from whom an Election Notice was not required and who elects to dissent must file with Sterling Capital a written notice of such election, stating such shareholder’s name and residence address, the number of shares of Sterling Capital common stock as to which such shareholder dissents and a demand for payment of the fair value of such shares.

      All notices required to be delivered hereunder to Sterling Capital should be delivered before the vote on the Reorganization is taken at the Special Meeting and should be addressed to Sterling Capital Corporation, 100 Wall Street, 11th Floor, New York, New York, 10005, Attention: Michael Carey.
      Within fifteen days of the Special Meeting date, or the Effective Date of the Reorganization, whichever is later, Sterling Capital is required to make a written offer to each shareholder that has filed a timely and valid Election Notice with Sterling Capital, which offer will contain (i) an offer to purchase such shareholder’s shares at their fair value, as determined by Sterling Capital, (ii) the aggregate number of shares with respect to which Election Notices have been filed and (iii) the aggregate number of shareholders of such shares (the “Sterling Offer”). If the Reorganization is approved at the Special Meeting, the Sterling Offer will also be accompanied by advance payment of 80% of the fair value of a shareholder’s shares, if such shareholder has submitted its stock certificates as noted above or does not hold stock certificates representing its shares, or a statement that such shareholder will receive such payment upon its submission of its stock certificates.
      If within 30 days after the making of the Sterling Offer, Sterling Capital and any dissenting shareholder agree upon the price to be paid for such holder’s shares of Sterling Capital common stock, payment therefor will be made within 60 days after the making of the Sterling Offer or the Effective Date of the Reorganization, whichever is later, upon the surrender of the certificates representing such shares of Sterling Capital common stock. If Sterling Capital fails to make such an offer within the 15-day period described above, or if it makes an offer but Sterling Capital and a dissenting shareholder do not agree within 30 days of Sterling Capital’s making of the offer upon the price to be paid for such shareholder’s shares of Sterling Capital common stock, Sterling Capital must, within 20 days of such 15- or 30-day period, as the case may be, institute a special proceeding in the Supreme Court of New York to determine the rights of dissenting shareholders and fix the fair value of their shares of Sterling Capital. If Sterling Capital does not institute such a proceeding within the 20-day period, any dissenting shareholder may, within 30 days after such 20-day period, institute a proceeding for the same. If such proceeding is not instituted within such 30-day period, any dissenting shareholders who have not agreed with Sterling Capital as to the price to be paid for their shares of Sterling Capital common stock will lose their dissenters’ rights, unless the court, for good cause shown, otherwise directs.
      Within 60 days after the completion of any such court proceeding, Sterling Capital must pay to each dissenting shareholder the amount found to be due such shareholder, with interest thereon at such rate as the court finds to be equitable, from the Effective Date of the Reorganization to the date of payment, upon surrender by such shareholder of the certificates representing such shares of Sterling Capital common stock. If the court finds that the refusal of any dissenting shareholder to accept Sterling Capital’s offer was arbitrary, vexatious or otherwise not in good faith, no interest will be allowed to such shareholder.
      The parties to such court proceeding will bear their own costs and expenses, including the fees and expenses of their counsel and any experts employed by them, except that the court, in its discretion and under certain conditions, may apportion and assess all or any part of the costs, expenses and fees incurred by dissenting shareholders against Sterling Capital or may apportion and assess all or any part of the costs, expenses and fees incurred by Sterling Capital against any dissenting shareholders, including any dissenting shareholders who have withdrawn their Election Notice to dissent from the Reorganization, who the court finds were arbitrary, vexatious or otherwise not acting in good faith in refusing Sterling Capital’s offer of payment. Any shareholder who has filed an Election Notice will not, after the Effective Date of the Reorganization, have any of the rights of a shareholder with respect to his shares of Sterling Capital common stock other than the right to be paid the fair value of such shares of common stock under the New York Business Corporation Law.
      Any notice of election to dissent may be withdrawn by a dissenting shareholder at any time before the acceptance in writing of the Sterling Offer, but in no case later than 60 days after the Effective Date of the Reorganization unless Sterling Capital consents in writing. However, if Sterling Capital fails to make a timely offer to pay such shareholder the fair value of such shareholder’s shares of Sterling Capital common stock as provided above, the dissenting shareholder may withdraw such shareholder’s election to dissent at any time within 60 days after any date on which such an offer is made.

      Any amounts payable in respect of dissenting shareholders will be an obligation of Sterling Capital and not of the Equity Trust.
LEGAL PROCEEDINGS
      The SEC, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. Gabelli Funds has received information requests and subpoenas from the SEC and the New York Attorney General in connection with these inquiries. Gabelli Funds and its affiliates have been complying with these requests for documents and testimony and have implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas. Gabelli Funds has not found any information that it believes would be material to the ability of Gabelli Funds to fulfill its obligations under the Advisory Agreement. More specifically, Gabelli Funds has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. Gabelli Funds has found that one investor, who had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of Gabelli Funds, was banned from the mutual fund only after certain other investors were banned. Gabelli Funds believes that this relationship was not material to Gabelli Funds. Inasmuch as both Gabelli Funds’ review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to Gabelli Funds or that Gabelli Funds will not become the subject of enforcement or other proceedings by the SEC or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on Gabelli Funds or on its ability to fulfill its obligations under the Advisory Agreement.
LEGAL OPINIONS
      Certain legal matters in connection with the Reorganization will be passed upon for the Equity Trust by Willkie Farr & Gallagher LLP and for Sterling Capital by Skadden, Arps, Slate, Meagher & Flom LLP. As to certain matters of Maryland law, Willkie Farr & Gallagher LLP will rely on the opinion of Venable LLP.
ADDITIONAL INFORMATION
      The Proxy Statement/ Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the SEC, under the Securities Act and the 1940 Act, to which reference is hereby made.
      The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of such materials also may be obtained, at prescribed rates, by electronic request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.
      YOU SHOULD NOT RELY UPON THE REPRESENTATIONS AND WARRANTIES IN THE AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION (THE “PLAN”) OR THE DESCRIPTION OF THEM IN THIS PROXY STATEMENT/ PROSPECTUS AS STATEMENTS OF FACTUAL INFORMATION ABOUT EQUITY TRUST OR STERLING CAPITAL. THESE REPRESENTATIONS AND WARRANTIES WERE MADE BY THE RESPECTIVE

PARTIES ONLY FOR THE PURPOSES OF THE PLAN, WERE MADE SOLELY TO THE RESPECTIVE PARTIES IN THE PLAN AS OF THE DATE OF SUCH PLAN AND ARE SUBJECT TO MODIFICATION OR QUALIFICATION BY OTHER DISCLOSURES MADE IN CONNECTION THEREWITH. THE REPRESENTATIONS AND WARRANTIES ARE REPRODUCED AND SUMMARIZED IN THIS PROXY STATEMENT/PROSPECTUS SOLELY TO PROVIDE INFORMATION REGARDING THE TERMS OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION AND NOT FOR ANY OTHER PURPOSE.
      Other Matters to Come Before the Meeting. The Board of Directors of Sterling Capital is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of Sterling Capital. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors of Sterling Capital Corporation

Michael Carey
Secretary, Sterling Capital Corporation

Exhibit A
AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION
      THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 16th day of August, 2005, by and among The Gabelli Equity Trust Inc. (“GAB”), a Maryland corporation, and Sterling Capital Corporation (“SPR”), a New York corporation (“GAB” and “SPR” are referred to collectively as the “Funds”) and, solely for purposes of Section 5(b) hereof, Gabelli Funds, LLC (“Gabelli”).
      WHEREAS, GAB and SPR entered into an Agreement and Plan of Reorganization dated as of May 23, 2005 (the “Original Agreement”); and
      WHEREAS, the parties now wish to amend and restate the Original Agreement in its entirety pursuant to Section 10(e) hereof.
PLAN OF REORGANIZATION
      Subject to the terms and conditions of this Agreement and the New York Business Corporation Law (the “NYBCL”), at the Effective Date (as defined herein), SPR and GAB shall consummate a reorganization (the “Reorganization”). The Reorganization shall consist of (a) the transfer of all or substantially all of the assets of SPR (other than the Reserve (as defined herein)) to GAB in exchange solely for full shares of GAB Common Stock (as defined herein) and cash in lieu of fractional shares of GAB Common Stock, (b) the assumption by GAB of the Stated Liabilities (as defined herein) of SPR, and (c) the distribution of GAB Common Stock to the SPR Stockholders (as defined herein), followed by the termination, dissolution and complete liquidation (other than the Reserve) of SPR. The parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
AGREEMENT
      In consideration of the covenants and agreements hereinafter set forth, and intending to be legally bound, the Funds hereby amend and restate the Original Agreement as follows:
      1.     Representations and Warranties of GAB.
      GAB represents and warrants to, and agrees with, SPR that:

(a) GAB is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite corporate power to own all of its properties and assets and to carry out this Agreement. GAB has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted.

(b) GAB is duly registered under the Investment Company Act of 1940 (the “1940 Act”) (File No. 811-04700) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. GAB has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify until consummation of the Reorganization and at all times thereafter.

(c) GAB has corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes its valid and binding agreement enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of GAB, threatened against GAB which assert liability on the part of GAB or which materially affect its financial condition or its ability to consummate the Reorganization. GAB is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(e) GAB is not a party to or obligated under any provision of its Articles of Incorporation, as amended, its Articles Supplementary, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Reorganization.

(f) SPR has been furnished with a statement of assets, liabilities and capital and a schedule of investments of GAB, each as of the end of GAB’s most recently completed fiscal year, said financial statements having been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.

(g) SPR has been furnished with GAB’s Annual Report to Stockholders for its most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of GAB as of the dates indicated therein, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) There are no material contracts outstanding to which GAB is a party that have not been disclosed in the N-14 Registration Statement or not otherwise disclosed in writing to SPR prior to the date of this Agreement.

(i) GAB has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of business as an investment company since the date of such statements, and those incurred in connection with the Reorganization.

(j) GAB has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of GAB have been adequately provided for on its books, and no tax deficiency or liability of GAB has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by GAB of the Reorganization, except (i) such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and (ii) such as may be required by state securities laws.

(l) The registration statement to be filed by GAB on Form N-14 relating to the GAB Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”) on the effective date of the N-14 Registration Statement, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and at the Effective Date, insofar as it relates to GAB or the description of this Agreement or the Reorganization (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by SPR in writing for use in the N-14 Registration Statement.

(m) On the date of this Agreement, GAB is authorized to issue 182,000,000 shares of common stock, par value $.001 per share (the “GAB Common Stock”), of which 141,012,252 shares were outstanding as of March 31, 2005. Each outstanding share of capital stock is fully paid, nonassessable and has all voting rights required by the 1940 Act.

(n) All of the issued and outstanding shares of GAB Common Stock have been issued in conformity with all applicable Federal and state securities laws.

(o) The GAB Common Stock to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will have the voting rights set forth in GAB’s Articles of Incorporation, as amended, GAB’s Articles Supplementary, as amended, GAB’s By-Laws, as amended, and the 1940 Act, and no stockholder of GAB will have any preemptive right of subscription or purchase in respect thereof. GAB has issued preferred stock the holders of which, voting as a separate class, are entitled to elect two directors of GAB.

(p) At or prior to the Effective Date, the GAB Common Stock to be issued pursuant to this Agreement will be duly qualified for offering to the public in conformity with all applicable federal and state securities laws, and there will be a sufficient number of such shares registered under the 1933 Act to permit the issuance contemplated by this Agreement.

(q) GAB has adopted and implemented policies and procedures required by Rule 38a-1 under the 1940 Act.

(r) The books and records of GAB made available to SPR and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of GAB.

2.	Representations and Warranties of SPR.
      SPR represents and warrants to, and agrees with, GAB that:

(a) SPR is a corporation duly organized, validly existing and in good standing in conformity with New York Law, and has the requisite corporate power to own all of its assets and to carry out this Agreement. SPR has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted.

(b) SPR is duly registered under the 1940 Act (File No. 811-01537) as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. SPR has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the Effective Date.

(c) SPR has corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of SPR’s Board of Directors, and, subject to stockholder approval, this Agreement constitutes its valid and binding agreement enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of SPR, threatened against SPR which assert liability on the part of SPR or which materially affect its financial condition or its ability to consummate the Reorganization. SPR is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(e) SPR is not a party to or obligated under any provision of its Certificate of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this

Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Reorganization.

(f) GAB has been furnished with a statement of assets, liabilities and capital and a schedule of investments of SPR, each as of the end of SPR’s most recently completed fiscal year, said financial statements having been audited by Tardino Tocci & Goldstein LLP, an independent registered public accounting firm.

(g) GAB has been furnished with SPR’s Annual Report to Stockholders for SPR’s most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of SPR as of the date thereof, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) There are no material contracts outstanding to which SPR is a party that have not been disclosed in the N-14 Registration Statement or not otherwise disclosed in writing to GAB prior to the date of this Agreement.

(i) SPR has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the date of such statements, and those incurred in connection with the Reorganization.

(j) SPR has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of SPR have adequately been provided for on its books, and no tax deficiency or liability of SPR has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(k) The approval by the holders of two-thirds of the votes of all outstanding shares of SPR Common Stock entitled to vote thereon on the record date for the special meeting of SPR Stockholders is the only vote of stockholders necessary to approve the Agreement on behalf of SPR.

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by SPR of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the laws of the State of New York.

(m) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and on the Effective Date, insofar as it relates to SPR (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by SPR in writing for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

(n) On the date of this Agreement, the only shares of capital stock authorized for issuance by SPR are 10,000,000 shares of common stock, par value $1.00 per share (the “SPR Common Stock”), of which 2,500,000 shares are outstanding. Each outstanding share of SPR Common Stock is fully paid, nonassessable and has full voting rights.

(o) All of the issued and outstanding shares of SPR Common Stock have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

(p) The books and records of SPR made available to GAB and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of SPR.

3.	The Reorganization.
      (a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, SPR agrees to convey, transfer and deliver the assets of SPR described in Section 3(b) to GAB free and clear of all liens, encumbrances and claims whatsoever. In exchange, GAB agrees: (a) to deliver to SPR the number of full shares of GAB determined by dividing the aggregate value of SPR’s assets, net of the liabilities of SPR and the Reserve (as defined below), computed in the manner and as of the time and date set forth in Section 3(f), by the net asset value of one share of GAB computed in the manner and as of the time and date set forth in Section 3(f), subject to the calculation of Alternative Value as may required by Section 3(f), and cash in lieu of fractional shares of GAB Common Stock; and (b) to assume the Stated Liabilities of SPR described in Section 3(c). Such transactions shall take place on the Effective Date.
      (b) The assets of SPR to be acquired by GAB shall consist of all property owned by SPR, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to SPR, any deferred or prepaid expenses shown as an asset on the books of SPR on the Effective Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6(i), and $250,000 in cash set aside as a reserve by SPR (the “Reserve”) to pay the estimated amount of SPR’s expenses in connection with its dissolution and liquidation (other than the Stated Liabilities) and other than SPR’s rights under this Agreement (the “Assets”).
      (c) SPR will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Effective Date. GAB will assume only those accrued and unpaid liabilities of SPR set forth in SPR’s statement of assets and liabilities as of the Effective Date delivered by SPR to GAB pursuant to this Section (the “Stated Liabilities”). GAB shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of SPR.
      (d) SPR will prepare and deliver to GAB on the Effective Date (1) a statement of the Assets and Stated Liabilities of SPR and (2) a list of SPR’s portfolio securities showing the tax costs of each of its assets by lot and the holding period of such assets, each of (1) and (2) as of the Effective Date, and certified by the President (or any Vice President) and Treasurer of SPR.
      (e) Prior to the Effective Date, SPR shall have made arrangements with Citibank, N.A., its custodian, to deliver on the Effective Date a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Mellon Trust of New England, N.A., custodian for GAB, prior to or on the Effective Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. SPR’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for SPR to the custodian for GAB for examination no later than five business days preceding the Effective Date and transferred and delivered by SPR as of the Effective Date for the account of GAB duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. SPR’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Effective Date by book entry with the customary practices of such depositories and the custodian for GAB. The cash to be transferred by SPR shall be delivered by wire transfer of federal funds on the Effective Date.
      (f) The number of full shares of GAB Common Stock to be issued to SPR shall be computed by dividing: (i) the aggregate value of SPR’s Assets, net of SPR’s Stated Liabilities and the Reserve, as computed by SPR on the Effective Date by (ii) the net asset value of one share of GAB Common Stock as determined by GAB on the Effective Date; provided, however, that if the average closing price of GAB Common Stock on the New York Stock Exchange for the 20 business days prior to the Effective Date exceeds the net asset value per share of GAB Common Stock on the Effective Date, the number of shares of GAB Common Stock to be issued to SPR shall be computed by dividing (i) the aggregate value of SPR’s Assets, net of SPR’s Stated Liabilities and the Reserve, as computed by SPR on the Effective Date by (ii) the lower of (x) the average of such closing prices for the 20 business days prior to the Effective Date and (y) 103% of the net asset value per share of GAB Common Stock computed on the Effective Date (“Alternative Value”). GAB will at the same time deliver to SPR cash in lieu of any fractional shares of GAB Common Stock.

4.	Liquidation and Distribution.
      (a) At or as soon as practicable after the Effective Date, SPR will distribute in complete liquidation of SPR (other than the Reserve), pro rata to its stockholders of record, determined as of the close of business on the Effective Date (the “SPR Stockholders”), all of the GAB Common Stock and cash in lieu of fractional shares received by SPR. Upon completion of the distribution of the GAB Common Stock and cash, SPR will thereupon proceed to dissolve and terminate in accordance with the NYBCL and other applicable law, and the Reserve will be transferred to a liquidating trust for the benefit of the SPR Stockholders. Such distribution and liquidation will be accomplished by the transfer of the GAB Common Stock then credited to the account of SPR on the books of GAB to open accounts on the share records of GAB in the names of the SPR Stockholders. All issued and outstanding shares of SPR will, simultaneously with the liquidation, be cancelled on the books of SPR and will be null and void.
      (b) With respect to any SPR Stockholder holding certificates evidencing ownership of SPR Common Stock as of the Effective Date, and subject to GAB being informed thereof in writing by SPR, GAB will not issue new certificates evidencing ownership of the GAB Common Stock or permit such SPR Stockholder to pledge or redeem such GAB Common Stock, in any case, until such SPR Stockholder has surrendered his or her outstanding certificates evidencing ownership of SPR Common Stock or, in the event of lost certificates, posted adequate bond. SPR, at its own expense, will request SPR Stockholders to surrender their outstanding certificates evidencing ownership of SPR Common Stock or post adequate bond therefor. Dividends payable to holders of record of shares of GAB Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any SPR Stockholder shall be paid to such SPR Stockholder, without interest; however, such dividends shall not be paid unless and until such SPR Stockholder surrenders his or her stock certificates for exchange.
      (c) Prior to the Effective Date, SPR shall have made arrangements with Registrar and Transfer Company, its transfer agent and registrar, to deliver to GAB a list of the names and addresses of all of the stockholders of record of SPR Common Stock on the Effective Date and the number of shares of SPR Common Stock owned by each such stockholder, certified by SPR’s transfer agent or President to the best of their knowledge and belief.

5.	Payment of Expenses.
      (a) Each of GAB and SPR shall pay, subject to paragraph (b) of this Section 5, all of their respective expenses incurred in connection with the Reorganization. Such fees and expenses shall include legal, accounting and state securities or blue sky fees (if any), printing costs, proxy solicitation fees, consulting fees, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.
      (b) Each of Gabelli and SPR shall pay 50% of the reasonable and documented expenses of printing and mailing the proxy statements and proxy cards to SPR shareholders.
      (c) Neither GAB nor SPR shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

6.	Covenants of the Funds.
      (a) SPR agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.
      (b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of SPR, (A) preparing for its deregistration and (B) the establishment of the Reserve, except that the distribution of dividends pursuant to Section 6(i) of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6(b).
      (c) GAB will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) as promptly as practicable and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable thereafter. SPR agrees to cooperate fully with GAB and will furnish to GAB the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and applicable state securities or blue sky laws.
      (d) GAB will use commercially reasonable efforts to obtain any and all regulatory, rating agency, director and/or stockholder approvals necessary to issue the GAB Common Stock in connection with the Reorganization.
      (e) GAB agrees that it has no plan or intention to sell or otherwise dispose of the Assets of SPR to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.
      (f) Each Fund agrees that, on or before the Effective Date, all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this covenant, SPR agrees to cooperate with GAB in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. GAB agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of SPR for its taxable periods first ending after such Effective Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, GAB at its expense shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by SPR with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons.
      (g) SPR agrees to mail to its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.
      (h) SPR shall have taken all steps required to terminate all contracts with service providers effective not later than the Effective Date and SPR shall record any liabilities arising therefrom.
      (i) Prior to the Effective Date, SPR shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Date, which, together with all previous dividends, shall have the effect of distributing to the SPR Stockholders all of SPR’s investment company taxable income for all taxable periods ending on or before the Effective Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Effective Date and all of its net capital gains realized in all taxable periods ending on or before the Effective Date (after reduction for any capital loss carry forward).
      (j) Following the consummation of the Reorganization, GAB expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.
      (k) Except as contemplated herein, each Fund agrees that, other than with respect to the dividend contemplated in Section 6(i), during the period from the date hereof to and including the Effective Date, it will declare and pay dividends consistent with past practices and the terms of the common stock and, in the case of GAB, the preferred stock issued by such Fund.
      (l)     SPR undertakes that, if the Reorganization is effected, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that SPR has ceased to be a registered investment company.

7.	Effective Date of the Reorganization.
      (a) The Reorganization shall be effective five (5) business days after each of the conditions in Sections 8 and 9 has been satisfied or waived by the applicable party, or at such other time and date as fixed by the mutual consent of the parties (such date, the “Effective Date”).

8.	GAB’s Conditions.
      The obligation of GAB to consummate the Reorganization shall be subject to the satisfaction or waiver of the following conditions:

(a) This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the votes of all outstanding shares of SPR Common Stock entitled to vote thereon on the record date for the special meeting of SPR Stockholders; and SPR shall have delivered to GAB a copy of the resolutions adopting this Agreement and approving the Reorganization adopted by its Board of Directors and Stockholders and certified by its Secretary.

(b) SPR shall have furnished to GAB a certificate signed by its President (or any Vice President) and its Treasurer, dated the Effective Date, certifying that as of such Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) GAB shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to SPR, in form and substance satisfactory to GAB and dated the Effective Date, to the effect that (i) SPR is a corporation duly organized, validly existing and in good standing in conformity with New York Law; (ii) all corporate actions required to be taken by SPR to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions thereof; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Certificate of Incorporation, as amended, or the by-laws, as amended, or any agreement (known to such counsel) to which SPR is a party or by which SPR is bound; (iv) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by SPR under the Federal laws of the United States or the laws of the State of New York for the transfer of SPR’s Assets for GAB Common Stock pursuant to the Agreement have been obtained or made; (v) this Agreement has been duly authorized, executed and delivered by SPR and, assuming that the N-14 Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, represents a valid and binding agreement, enforceable against SPR in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles; and (vi) such counsel does not know of any contracts or other documents with respect to SPR related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required. In giving the opinion set forth above, Skadden, Arps, Slate, Meagher & Flom LLP may state that it is relying on certificates of officers of SPR with regard to matters of fact and certificates and written statements of governmental officials with respect to factual matters.

Such counsel shall also state that while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to SPR, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, with respect to SPR, the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading with respect to SPR; provided, such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to SPR contained or incorporated by reference in the N-14 Registration Statement.

(d) GAB shall have received an opinion from Willkie Farr & Gallagher LLP, as counsel to GAB, in form and substance satisfactory to GAB and dated the Effective Date, substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes the acquisition by GAB of all or substantially all of the Assets of SPR (other than the Reserve) solely in exchange for GAB Common Stock and the assumption by GAB of the Stated Liabilities of SPR, followed by the distribution by SPR to its stockholders of full shares of GAB Common Stock (and the payment in cash in lieu of fractional shares) in complete liquidation of SPR, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and GAB and SPR will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of GAB and SPR. Notwithstanding anything herein to the contrary, neither GAB nor SPR may waive the condition set forth in this Section 8(d).

(e) The Assets or Stated Liabilities of SPR as of the Effective Date shall not include any assets or liabilities which GAB, by reason of charter limitations or otherwise, may not properly acquire or assume, there being no such assets or liabilities to the best knowledge of GAB as of the date of this Agreement.

(f) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of GAB, shall be contemplated by the Commission.

(g) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of SPR or would prohibit the Reorganization.

(h) All proceedings taken by SPR and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to GAB.

(i) Prior to the Effective Date, SPR shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income, if any, for the tax year of SPR ending on the Effective Date, and all of its net capital gain, if any, realized for the tax year of SPR ending on the Effective Date.

(j) There shall not have occurred any material adverse change in the financial condition of SPR or results of operations of SPR, provided that any adverse changes in market prices of securities in which SPR invests, individually or in the aggregate, shall not be deemed to be a material adverse change.

9.     SPR’s Conditions.
      The obligations of SPR hereunder shall be subject to the satisfaction or waiver of the following conditions:

(a) This Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of GAB; and GAB shall have delivered to SPR a copy of the resolutions, adopted by its Board of Directors and certified by its Secretary, so adopting this Agreement and approving the Reorganization. (b) GAB shall have furnished to SPR a certificate of its President (or any Vice President) and its Treasurer dated as of the Effective Date, certifying that (i) as of the Effective Date there has been no material adverse change in its financial position since the date of GAB’s most recent financial statements provided to SPR, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities and (ii) immediately after the Effective Date, GAB will be in compliance with all asset coverage tests applicable to the outstanding preferred stock of GAB.

(c) GAB shall have furnished to SPR a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that all representations and warranties of GAB made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such Effective Date, and that GAB has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(d) All proceedings taken by GAB and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to SPR.

(e) The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of SPR, shall be contemplated by the Commission.

(f) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of SPR or would prohibit the Reorganization.

(g) SPR shall have received an opinion from Willkie Farr & Gallagher LLP, as counsel to GAB, in form and substance satisfactory to SPR and dated the Effective Date, to the effect that (i) GAB is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (ii) the Agreement has been duly authorized, executed and delivered by GAB, and, assuming that the N-14 Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, constitutes a valid and legally binding agreement of GAB, enforceable against GAB in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles; (iii) to the knowledge of such counsel all regulatory and court consents, authorizations, approvals, orders or filings required to be obtained or made by GAB under the Federal laws of the United States or the laws of the State of Maryland with respect to the issuance of GAB Common Stock in exchange for the transfer of SPR’s Assets pursuant to the Agreement have been obtained or made; (iv) the N-14 Registration Statement has become effective under the 1933 Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and with respect to GAB, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to GAB or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement that are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this

Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Articles of Incorporation, as amended, the Articles Supplementary, the by-laws, as amended, or any agreement (known to such counsel) to which GAB is a party or by which GAB is bound; and (vii) all corporate actions required to be taken by GAB to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on behalf of GAB. In giving the opinion set forth above, Willkie Farr & Gallagher LLP may state that it is relying on certificates of officers of GAB with regard to matters of fact and certificates and written statements of governmental officials with respect to factual matters. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of SPR, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

Such counsel also shall state that while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to GAB, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to GAB; and the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to GAB; provided, that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to GAB included or incorporated by reference in the N-14 Registration Statement.

(h) SPR shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to SPR, in form and substance satisfactory to SPR and dated the Effective Date, substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes the acquisition by GAB of all or substantially all of the Assets of SPR (other than the Reserve) solely in exchange for GAB Common Stock and the assumption by GAB of the Stated Liabilities of SPR, followed by the distribution by SPR to its stockholders of full shares of GAB Common Stock (and the payment in cash in lieu of fractional shares) in complete liquidation of SPR, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and GAB and SPR will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. The delivery of such opinion is conditioned upon receipt by Skadden, Arps, Slate, Meagher & Flom LLP of representations it shall request of SPR and GAB. Notwithstanding anything herein to the contrary, neither GAB nor SPR may waive the condition set forth in this Section 9(h).

(i) GAB shall have received from the Commission such orders or interpretations as are reasonably necessary or desirable under the 1933 Act, the 1934 Act and the 1940 Act, and from any relevant state securities administrator such orders or interpretations as are reasonably necessary and desirable under any applicable state securities or blue sky laws, in connection with the Reorganization, and all such orders shall be in full force and effect.

(j) There shall not have occurred any material adverse change in the financial condition of GAB or the consolidated financial condition of Gabelli, businesses, or results of operations of GAB or Gabelli, provided that any adverse changes in market prices of securities in which GAB invests, individually or in the aggregate, shall not be deemed to be a material adverse change.
10.     Termination, Postponement and Waivers.
      (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the SPR Stockholders) prior to the Effective Date, or such Effective Date may be postponed, (i) by mutual consent of the Board of Directors of the Funds; (ii) by the Board of Directors of SPR if any condition of GAB’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board or if GAB has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the Board of Directors of GAB if any conditions of SPR’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board or if SPR has made a material and intentional misrepresentation herein or in connection herewith.
      (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, either Fund may terminate this Agreement by action of its Board of Directors, except that if the failure to consummate the transactions is the result of a breach of this Agreement by a Fund, that Fund may not terminate the Agreement.
      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, officers, agents or stockholders in respect of this Agreement, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
      (d) At any time prior to the Effective Date, either Fund may, by written instrument signed by its Board of Directors, (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained herein and (iii) waive compliance with any of the agreements of the other or conditions to its obligations contained herein; provided in each case that, in the judgment of the Board of Directors of such Fund, after consultation with its counsel, such action will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Fund on behalf of which such action is taken.
      (e) This Agreement may not be amended except by an instrument in writing executed by the parties affected by any such amendment.
      (f) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and none of GAB or SPR or any of their officers, directors, agents or stockholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or stockholder of GAB or SPR against any liability to the entity for which that officer, director, agent or stockholder so acts or to its stockholders to which that officer, director, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.
      (g) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of GAB or SPR to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the SPR Stockholders, unless such terms and conditions shall result in a change in the method of computing the number of shares of GAB Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the SPR Stockholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate, unless SPR promptly shall call a special meeting of SPR Stockholders at which such conditions so imposed shall be submitted for approval.
11.     Other Matters.
      (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares of GAB Common Stock to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), GAB will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE GABELLI EQUITY TRUST INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.
and, further, that stop transfer instructions will be issued to GAB’s transfer agent with respect to such shares. SPR will provide GAB on the Effective Date with the name of any SPR Stockholder who is to the knowledge of SPR an affiliate of it on such date.
      (b) Any notice, request, demand, claim and other communication required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to GAB at One Corporate Center, Rye, New York 10580-1422, Attn: Bruce N. Alpert, President, with a copy to Daniel Schloendorn, Esq., Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, and to SPR at 635 Madison Avenue, New York, New York 10022, Attn: Michael Carey, Secretary, with a copy to Michael Hoffman, Esq., c/o Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036.
      (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.
      (d) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
      (e) In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each Fund will take such further action (including the execution and delivery of such further instruments and documents) as the other Fund may reasonably request, all at the sole cost and expense of the requesting Fund (unless the non-requesting Fund is obligated to pay such expenses as described above). SPR acknowledges and agrees that from and after the Effective Date, GAB shall be entitled to possession of all documents, books, records, agreements, and financial data of any sort pertaining to SPR.
      (f) All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each Fund, notwithstanding any investigation made by them or on their behalf.
      (g) Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

      IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amended and Restated Agreement and Plan of Reorganization.

STERLING CAPITAL CORPORATION

By:	/s/ Wayne S. Reisner

Name: Wayne S. Reisner
Title: President

THE GABELLI EQUITY TRUST INC.

By:	/s/ Bruce N. Alpert

Name: Bruce N. Alpert
Title: President

GABELLI FUNDS, LLC
(solely for purposes of Section 5(b))

By:	/s/ James E. McKee

Name: James E. McKee
Title: Secretary

Exhibit B
DISSENTERS’ RIGHTS STATUTE
SECTION 910 AND SECTION 623 OF THE NEW YORK GENERAL
CORPORATION LAW
Section 910.     Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange
      (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder’s right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

(1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

(A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

(i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

(ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

(iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders’ approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

(C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

(3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.
Section 623.     Procedure to enforce shareholder’s right to receive payment for shares
      (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.
      (b) Within ten days after the shareholders’ authorization date, which term as used in this section means the date on which the shareholders’ vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.
      (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.
      (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.
      (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.
      (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenters rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.
      (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders’ authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters’ rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders’ authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders’ authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

      (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

(1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

(2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenters rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

(3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

(4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders’ authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder’s right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert’s reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

(5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

(6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

(7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

(8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

      (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.
      (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

(1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

(2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

(3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

      (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.
      (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).
      (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

PART B
INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION — DATED AUGUST 16, 2005
Acquisition of the Assets of
STERLING CAPITAL CORPORATION
100 Wall Street, 11th Floor
New York, New York 10005
(212) 980-3360
By
THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, New York 10580
(914) 921-5100
STATEMENT OF ADDITIONAL INFORMATION
       This Statement of Additional Information (“SAI”), relating specifically to the proposed transfer of all or substantially all of the assets (other than the Reserve, as defined in the Proxy Statement/ Prospectus that accompanies this SAI) of Sterling Capital Corporation (“Sterling Capital”) to The Gabelli Equity Trust Inc. (the “Equity Trust”) in exchange solely for full shares of Equity Trust Common Stock and cash in lieu of fractional shares of Equity Trust Common Stock, the assumption by the Equity Trust of the Stated Liabilities (as defined in the Proxy Statement/ Prospectus) of Sterling Capital and the distribution of Equity Trust Common Stock to the stockholders of Sterling Capital, consists of this cover page and the following described documents, each of which accompanies this SAI and is incorporated herein by reference.

1. Annual Report of the Equity Trust for the year ended December 31, 2004.

2. Annual Report of Sterling Capital for the year ended December 31, 2004.
      This Statement of Additional Information is not a prospectus. A Proxy Statement/ Prospectus, dated August 16, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Equity Trust at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/ Prospectus.
FINANCIAL STATEMENTS
      The Annual Report of Sterling Capital for the fiscal year ended December 31, 2004, the Annual Report of the Equity Trust for the fiscal year ended December 31, 2004 are incorporated by reference herein. The Annual Reports for Sterling Capital and the Equity Trust include audited financial statements, notes to the financial statements and the report of the independent registered public accounting firm. To obtain a copy of the Annual and Semi-Annual Reports without charge, please call 800-949-3456 and 800-GABELLI (800-422-3554) for Sterling Capital’s and the Equity Trust’s reports, respectively.
PRO FORMA FINANCIAL STATEMENTS
      Because the net assets of Sterling Capital are less than 10% of the Equity Trust’s net assets, pro forma financial statements are not required to be and have not been prepared for inclusion in the SAI filed in connection with the Reorganization.

PART C
OTHER INFORMATION

Item 15.	Indemnification.
      The response to this Item is incorporated by reference to the caption “Comparison of Organizational Structure of the Equity Trust and Sterling Capital — the Equity Trust — Indemnification of Directors and Officers” in Part A of this Registration Statement on Form N-14.
      Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

(1)	(a)	Articles of Incorporation(2)
	(b)	Articles Supplementary for the 7.20% Series B Tax Advantaged Cumulative Preferred Stock(4)
	(c)	Articles Supplementary for the Series C Auction Rate Cumulative Preferred Stock(5)
	(d)	Form of Articles Supplementary for the 5.875% Series D Cumulative Preferred Stock(6)
	(e)	Form of Articles Supplementary for the Series E Auction Rate Cumulative Preferred Stock(6)
	(f)	Articles of Amendment dated May 12, 2004 to the Articles of Incorporation(7)
(2)	Amended and Restated By-Laws of Registrant(4)
(3)	Not applicable
(4)	Amended and Restated Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.
(5)	Not applicable
(6)	Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(1)
(7)	Not applicable
(8)	Not applicable
(9)	Custodian Contract between Registrant and Mellon Trust of New England, N.A.(1)
(10)	Not applicable
(11)	(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.(7)
	(b)	Opinion and consent of Venable LLP as to the legality of the securities being registered.(7)
(12)	(a)	The registrant agrees to file an amendment to the registration statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion of Willkie Farr & Gallagher LLP as to the U.S. federal income tax treatment of the Reorganization, within a reasonable time after receipt of such Opinion.
	(b)	The registrant agrees to file an amendment to the registration statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion of Skadden, Arps, Meagher & Flom LLP as to the U.S. federal income tax treatment of the Reorganization, within a reasonable time after receipt of such Opinion.
(13)	Not applicable

(14)	(a)	Consent of Tardino, Tocci & Goldstein LLP is filed herewith.
	(b)	Consent of PricewaterhouseCoopers LLP is filed herewith.
(15)	Not applicable
(16)	Power of attorney.(7)
(17)	(a)	Registrar, Transfer Agency and Service Agreement between Registrant and EquiServe Trust Company(1)
	(b)	Transfer Agent and Registrar Services Fee Agreement(1)
	(c)	Codes of Ethics of the Registrant and Gabelli Funds, LLC(3)
	(d)	Form of Proxy Card(7)

(1)	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 Nos. 333-62323 and 811-4700; as filed with the Securities and Exchange Commission on October 13, 1995.

(2)	Incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 Nos. 333-45951 and 811-4700) as filed with the Securities and Exchange Commission on February 10, 1998.

(3)	Incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 Nos. 333-62323 and 811-4700; as filed with the Securities and Exchange Commission on December 12, 2000.

(4)	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (Nos. 333-47012 and 811-4700) as filed with the Securities and Exchange Commission on June 11, 2001.

(5)	Incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (Nos. 333-86554 and 811-4700) as filed with the Securities and Exchange Commission on June 25, 2002.

(6)	Incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (Nos. 333-106081 and 811-4700) as filed with the Securities and Exchange Commission on October 1, 2003.

(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (No. 333-126111) as filed with the Securities and Exchange Commission on June 24, 2005.

Item 17.	Undertakings.
      1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145c, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.
      2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of Rye and State of New York, on the 16th day of August, 2005.

The Gabelli Equity Trust Inc.

By:	/s/ Bruce N. Alpert

Bruce N. Alpert
Principal Executive Officer and

Principal Financial Officer

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

Mario J. Gabelli		Director and Chairman

Thomas E. Bratter		Director

/s/ Anthony J. Colavita* Anthony J. Colavita		Director	August 16, 2005

/s/ James P. Conn* James P. Conn		Director	August 16, 2005

/s/ Frank J. Fahrenkopf, Jr.* Frank J. Fahrenkopf, Jr.		Director	August 16, 2005

/s/ Arthur V. Ferrara* Arthur V. Ferrara		Director	August 16, 2005

/s/ Karl Otto Pohl* Karl Otto Pohl		Director	August 16, 2005

/s/ Anthony R. Pustorino* Anthony R. Pustorino		Director	August 16, 2005

/s/ Salvatore J. Zizza* Salvatore J. Zizza		Director	August 16, 2005

*By:	/s/ Bruce N. Alpert Bruce N. Alpert Attorney-in-Fact

EXHIBIT INDEX

14	(a)	Consent of Tardino, Tocci & Goldstein LLP is filed herewith.
14	(b)	Consent of PricewaterhouseCoopers LLP is filed herewith.